UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/09

Item 1.	Reports to Stockholders.

JUNE 30, 2009

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

*Not part of the semiannual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED JULY 22, 2009

TO THE PROSPECTUS DATED MAY 1, 2009

OF

FRANKLIN FLEX CAP GROWTH SECURITIES FUND, CLASSES 2 AND 4

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN GROWTH AND INCOME SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN HIGH INCOME SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN INCOME SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN LARGE CAP GROWTH SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN LARGE CAP VALUE SECURITIES FUND, CLASSES 2 AND 4

FRANKLIN RISING DIVIDENDS SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN STRATEGIC INCOME SECURITIES FUND, CLASSES 1, 2 AND 4

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND, CLASSES 1, 2 AND 4

FRANKLIN U.S. GOVERNMENT FUND, CLASSES 1, 2 AND 4

FRANKLIN ZERO COUPON FUND — MATURING IN DECEMBER 2010, CLASSES 1 AND 2

MUTUAL GLOBAL DISCOVERY SECURITIES FUND, CLASSES 1, 2 AND 4

MUTUAL SHARES SECURITIES FUND, CLASSES 1, 2 AND 4

TEMPLETON DEVELOPING MARKETS SECURITIES FUND, CLASSES 1, 2, 3 AND 4

TEMPLETON FOREIGN SECURITIES FUND, CLASSES 1, 2, 3 AND 4

TEMPLETON GLOBAL ASSET ALLOCATION FUND, CLASSES 1, 2, AND 4

TEMPLETON GLOBAL BOND SECURITIES FUND, CLASSES 1, 2, 3 AND 4

TEMPLETON GROWTH SECURITIES FUND, CLASSES 1, 2 AND 4

(Each a series of Franklin Templeton Variable Insurance

Products Trust)

The Prospectus is amended as follows:

I. For all Funds and Classes, under “Fees and Expenses — Annual Fund Operating Expenses” the following footnote is added:

Note: In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table.

II. For Class 2 shares of Franklin Flex Cap Growth Securities Fund, Franklin Global Real Estate Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Large Cap Value Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund, footnote 1 or 2, as applicable, referencing the Funds’ rule 12b-1 plan, is amended to read as follows:

While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s average daily net assets, the Fund’s board of trustees has set the current rate at 0.25% per year through April 30, 2010.

Please keep this supplement for future reference.

SUPP-1

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2009.

Performance Summary as of 6/30/09

Templeton Developing Markets Securities Fund – Class 3 delivered a +28.45% total return for the six-month period ended 6/30/09.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index’s +36.22% total return, and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index’s +37.78% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

After a dismal 2008, emerging markets recovered to some degree in the first half of 2009 as renewed investor confidence, coupled with a return of risk appetite and bargain hunters, drove strong fund inflows into the asset class. Fiscal measures and easing monetary policies undertaken by governments and central banks also began to show signs of rejuvenating economic growth in emerging markets. As a result, the MSCI EM Index delivered a +36.22% total return in U.S. dollar terms for the first six months of the year, recovering much of 2008’s decline.1

Latin American equity markets were the top performers as a rebound in commodity prices and stronger local currencies supported returns. Stock markets of major commodity exporters Brazil and Chile returned more than 50% in U.S. dollar terms during the period.1 Asian markets continued to attract fund inflows, which helped markets such as India, China, Thailand and Indonesia to outperform their regional counterparts. Eastern European markets also recorded double-digit returns as support from the International Monetary Fund and European Union alleviated investor concerns about the health of the region’s banking sector. Moreover, Russia and Turkey outperformed their regional peers with returns of +45.94% and +37.27%.1

The growing assertiveness and importance of emerging markets in the global economy was illustrated when key emerging markets Brazil, Russia, India and China held an inaugural summit meeting in Russia.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors or industries from time to time, the Fund may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

Drawing on their collective clout, the countries pushed for greater influence in global economic affairs including more significant involvement in multinational financial institutions and increased economic reform.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the six months under review, among the most significant detractors from the Fund’s absolute performance were China Mobile, the country’s market leader in wireless services, Telmex (Telefonos de Mexico), a telecommunications conglomerate, and Russia’s Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world’s largest producers of nickel, palladium and platinum. We ended the period with an increased position in Norilsk Nickel largely due to the company’s dominant market position in an environment of higher commodity prices. On the other hand, we trimmed the Fund’s exposure to China Mobile and Telmex as we repositioned the portfolio to take advantage of developments in emerging markets. In our view, the two telecommunications stocks lost value because investors switched from defensive holdings to stocks with higher correlation to the broader market in a rising market environment.

On a positive note, the largest contributors to the Fund’s absolute performance during the reporting period included Brazil’s two resources giants, Petrobras (Petroleo Brasileiro) in oil and gas, and Vale in iron ore. As the rebound in commodity prices fueled energy and metals and mining stocks, we increased the Fund’s exposure to Petrobras and Vale to capitalize on what we believed to be a long-term uptrend in commodity prices. Another key contributor to Fund performance was Taiwan-based integrated circuit design company MediaTek. We reduced the Fund’s position in the stock after price appreciation during the period made valuations relatively expensive in our view.

In general, we held a positive long-term outlook on commodities-related companies and believed they could make attractive investment opportunities. Although commodity prices remained below their 2008 peaks, many related companies were still profitable at recent price levels. Based on our analysis, we do not expect commodity prices to return to extremely low levels in the near future, partly because of commodities’ relatively inelastic supply and continued demand from emerging markets, even though growth has slowed.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we increased the Fund’s holdings in Russia, South Korea, India and Thailand as we searched for attractive investment opportunities. We also made select purchases in Hungary, Brazil and Austria due to what we considered attractive valuations. Major purchases were made in the aforementioned Petrobras, Russia’s largest oil company LUKOIL Holdings, South Korean oil refiner SK Energy, and Hungary’s largest bank OTP Bank. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including Vale, Russia’s Gazprom, the world’s largest gas producer, and South Korea’s GS Engineering and Construction, a leading construction company.

On the other hand, we reduced the Fund’s exposure to South Africa, Taiwan and China via Hong Kong-listed China H and Red Chip shares.2 In addition to MediaTek, key sales included major Chinese commercial banks ICBC (Industrial and Commercial Bank of China) and China Construction Bank, and BAT (British American Tobacco).

2. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

Top 10 Holdings

Templeton Developing Markets Securities Fund 6/30/09

Company Sector/Industry, Country	% of Total Net Assets

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	4.1%
Oil, Gas & Consumable Fuels, Brazil

PetroChina Co. Ltd., H	3.4%
Oil, Gas & Consumable Fuels, China

Vale SA, ADR, pfd., A	3.2%
Metals & Mining, Brazil

Gazprom, ADR	3.0%
Oil, Gas & Consumable Fuels, Russia

China Mobile Ltd.	3.0%
Wireless Telecommunication Services, China

LUKOIL Holdings, ADR	2.8%
Oil, Gas & Consumable Fuels, Russia

America Movil SAB de CV, L, ADR	2.2%
Wireless Telecommunication Services, Mexico

Itau Unibanco Holding SA, ADR	2.1%
Commercial Banks, Brazil

Anglo American PLC	2.1%
Metals & Mining, U.K.

AmBev (Companhia de Bebidas das Americas), IDR	1.8%
Beverages, Brazil

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

These sales allowed us to focus on stocks that we deemed to be relatively more attractively valued within our investment universe. As a result, the Fund’s investments in telecommunication services, diversified banks and tobacco companies fell.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

6/30/09

% of Total Net Assets

Brazil	16.7%

China	14.1%

Russia	11.8%

India	7.6%

Mexico	6.5%

South Korea	6.4%

South Africa	6.4%

Turkey	3.5%

U.K.	3.3%

Thailand	2.6%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Fund-Level Expenses Incurred During Period* 1/1/09–6/30/09
Actual	$1,000	$1,284.50	$10.37
Hypothetical (5% return before expenses)	$1,000	$1,015.72	$9.15

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED JULY 23, 2009

TO THE PROSPECTUS DATED

MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended by replacing the section “Portfolio Selection” under “Goals and Strategies” (page 1) with the following:

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. In choosing investments, the Fund’s manager normally makes onsite visits to companies to assess critical factors such as management strength and local conditions. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered. The manager invests in securities without regard to benchmark comparisons.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
Class 1		2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.11	$16.16	$13.92	$10.99	$8.73	$7.14

Income from investment operations[a]:
Net investment income[b]	0.10	0.16	0.32	0.24	0.17	0.11
Net realized and unrealized gains (losses)	1.51	(7.40)	3.51	2.84	2.23	1.62

Total from investment operations	1.61	(7.24)	3.83	3.08	2.40	1.73

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.38)	(0.15)	(0.14)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—	—

Total distributions	(0.39)	(2.81)	(1.59)	(0.15)	(0.14)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of period	$7.33	$6.11	$16.16	$13.92	$10.99	$8.73

Total return[d]	28.72%	(52.62)%	29.09%	28.43%	27.76%	24.83%
Ratios to average net assets[e]
Expenses[f]	1.58%	1.52%	1.48%	1.47%	1.53%	1.54%
Net investment income	3.36%	1.52%	2.07%	1.93%	1.77%	1.52%

Supplemental data
Net assets, end of period (000’s)	$222,211	$234,213	$753,843	$749,120	$651,826	$477,290
Portfolio turnover rate	41.31% [g]	75.11% [g]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
Class 2		2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.04	$15.99	$13.79	$10.90	$8.67	$7.09

Income from investment operations[a]:
Net investment income[b]	0.10	0.15	0.27	0.20	0.14	0.09
Net realized and unrealized gains (losses)	1.49	(7.33)	3.49	2.82	2.21	1.63

Total from investment operations	1.59	(7.18)	3.76	3.02	2.35	1.72

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.35)	(0.13)	(0.12)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—	—

Total distributions	(0.35)	(2.77)	(1.56)	(0.13)	(0.12)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of period	$7.28	$6.04	$15.99	$13.79	$10.90	$8.67

Total return[d]	28.47%	(52.70)%	28.78%	28.09%	27.43%	24.71%
Ratios to average net assets[e]
Expenses[f]	1.83%	1.77%	1.73%	1.72%	1.78%	1.79%
Net investment income	3.11%	1.27%	1.82%	1.68%	1.52%	1.27%

Supplemental data
Net assets, end of period (000’s)	$325,359	$264,186	$1,090,549	$857,514	$650,646	$327,569
Portfolio turnover rate	41.31% [g]	75.11% [g]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
Class 3		2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.02	$15.96	$13.78	$10.90	$8.68	$7.13

Income from investment operations[b]:
Net investment income[c]	0.10	0.11	0.24	0.20	0.04	0.08
Net realized and unrealized gains (losses)	1.48	(7.27)	3.52	2.83	2.32	1.61

Total from investment operations	1.58	(7.16)	3.76	3.03	2.36	1.69

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.37)	(0.15)	(0.14)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—	—

Total distributions	(0.36)	(2.78)	(1.58)	(0.15)	(0.14)	(0.14)

Redemption fees	— [d]	— [d]	— [d]	— [d]	— [d]	—

Net asset value, end of period	$7.24	$6.02	$15.96	$13.78	$10.90	$8.68

Total return[e]	28.45%	(52.67)%	28.70%	28.17%	27.45%	24.15%
Ratios to average net assets[f]
Expenses[g]	1.83%	1.77%	1.73%	1.72%	1.78%	1.54%
Net investment income	3.11%	1.27%	1.82%	1.68%	1.52%	1.52%

Supplemental data
Net assets, end of period (000’s)	$47,445	$32,953	$100,961	$43,372	$11,521	$12
Portfolio turnover rate	41.31% [h]	75.11% [h]	98.32%	53.65%	31.24%	55.67%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

Class 4	Six Months Ended June 30, 2009 (unaudited)	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.10	(0.33)
Net realized and unrealized gains (losses)	1.49	(5.65)

Total from investment operations	1.59	(5.98)

Less distributions from:
Net investment income	(0.35)	(0.37)
Net realized gains	(0.03)	(2.44)

Total distributions	(0.38)	(2.81)

Redemption fees[d]	—	—

Net asset value, end of period	$7.30	$6.09

Total return[e]	28.46%	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.93%	1.87%
Net investment income	3.01%	1.17%

Supplemental data
Net assets, end of period (000’s)	$14,505	$7,208
Portfolio turnover rate	41.31% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 85.2%
Argentina 0.4%
[a,b]Grupo Clarin S.A., GDR, Reg S	Media	8,000	$28,240
Tenaris SA, ADR	Energy Equipment & Services	84,900	2,295,696

			2,323,936

Austria 1.5%
Erste Group bank AG	Commercial Banks	45,680	1,232,081
[a]IMMOEAST AG	Real Estate Management & Development	106,544	267,495
OMV AG	Oil, Gas & Consumable Fuels	205,368	7,688,032
Raiffeisen International Bank Holding AG	Commercial Banks	800	27,772
[a]Wienerberger AG	Building Products	8,000	99,080

			9,314,460

Brazil 7.5%
AES Tiete SA	Independent Power Producers & Energy Traders	729,394	6,885,959
Companhia de Bebidas das Americas (AmBev)	Beverages	205,313	11,101,400
Companhia de Bebidas das Americas (AmBev), IDR	Beverages	659	35,632
Itau Unibanco Holding SA, ADR	Commercial Banks	808,886	12,804,673
Natura Cosmeticos SA	Personal Products	688,648	9,092,664
Souza Cruz SA	Tobacco	199,070	5,673,630

			45,593,958

China 14.1%
Aluminum Corp. of China Ltd., H	Metals & Mining	7,701,000	7,293,686
Angang Steel Co. Ltd., H	Metals & Mining	1,772,000	2,940,415
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,513,000	7,714,853
China Mobile Ltd.	Wireless Telecommunication Services	1,847,000	18,494,071
China Molybdenum Co. Ltd., H	Metals & Mining	3,120,391	2,250,737
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,212,000	924,260
China Shipping Development Co. Ltd., H	Marine	2,614,000	3,372,947
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,077,000	3,815,529
Denway Motors Ltd.	Automobiles	12,353,959	4,941,647
[a]Hidili Industry International Development Ltd.	Metals & Mining	8,689,000	6,827,960
Lonking Holdings Ltd.	Machinery	4,468,000	2,167,729
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	18,642,000	20,686,873
Soho China Ltd.	Real Estate Management & Development	1,102,000	682,538
Zijin Mining Group Co. Ltd., H	Metals & Mining	4,092,000	3,701,328

			85,814,573

Hong Kong 1.6%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	6,555,175
VTech Holdings Ltd.	Communications Equipment	456,000	3,112,608

			9,667,783

Hungary 2.5%
Magyar Telekom PLC	Diversified Telecommunication Services	567,158	1,669,058
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	39,364	2,424,366
[a]OTP Bank Ltd.	Commercial Banks	617,917	11,114,417

			15,207,841

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
India 7.6%
GAIL India Ltd.	Gas Utilities	955,643	$5,762,877
Grasim Industries Ltd.	Construction Materials	17,818	862,074
Hindalco Industries Ltd.	Metals & Mining	2,630,791	4,762,971
Infosys Technologies Ltd.	IT Services	135,890	5,056,816
National Aluminium Co. Ltd.	Metals & Mining	181,978	1,161,991
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	438,603	9,801,744
Sesa Goa Ltd.	Metals & Mining	1,224,963	4,688,209
Steel Authority of India Ltd.	Metals & Mining	973,892	3,081,782
Tata Chemicals Ltd.	Chemicals	574,670	2,621,819
Tata Consultancy Services Ltd.	IT Services	1,020,100	8,325,298

			46,125,581

Indonesia 2.3%
PT Astra International Tbk	Automobiles	2,815,500	6,564,673
PT Bank Central Asia Tbk	Commercial Banks	9,120,500	3,149,622
PT Telekomunikasi Indonesia, B	Diversified Telecommunication Services	5,711,000	4,196,179

			13,910,474

Israel 0.8%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	543,219	4,753,166

Kenya 0.0%[c]
East African Breweries Ltd.	Beverages	61,282	124,247

Kuwait 0.1%
National Mobile Telecommunications Co.	Wireless Telecommunication Services	127,500	762,438

Mexico 6.5%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	349,558	13,534,886
Grupo Televisa SA	Media	3,015,575	10,242,072
Kimberly Clark de Mexico SAB de CV, A	Household Products	2,024,792	7,722,202
Telefonos de Mexico SAB de CV, L, ADR	Diversified Telecommunication Services	141,064	2,286,647
Wal-Mart de Mexico SAB de CV, V	Food & Staples Retailing	1,994,643	5,898,054

			39,683,861

Netherlands 0.0%[c]
[a]Vimetco NV, GDR	Metals & Mining	2,145	1,866

Pakistan 1.3%
MCB Bank Ltd.	Commercial Banks	1,747,793	3,337,866
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	3,155,700	3,041,405
[a]Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	8,881,808	1,875,594

			8,254,865

Peru 0.5%
Credicorp Ltd.	Commercial Banks	58,700	3,416,340

Qatar 0.3%
Qatar National Bank	Commercial Banks	53,570	1,766,044

Russia 11.8%
Gazprom, ADR	Oil, Gas & Consumable Fuels	678,000	13,749,840
Gazprom, ADR (London Exchange)	Oil, Gas & Consumable Fuels	235,100	4,758,424

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Russia (continued)
LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	65,808	$2,941,618
LUKOIL Holdings, ADR (London Exchange)	Oil, Gas & Consumable Fuels	317,168	14,056,886
[a]Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	870,600	7,922,460
Mobile TeleSystems	Wireless Telecommunication Services	617,683	3,304,604
Mobile TeleSystems, ADR	Wireless Telecommunication Services	209,000	7,718,370
[a]RusHydro	Electric Utilities	14,592,600	553,060
[a]RusHydro, GDR	Electric Utilities	92,074	348,960
Sberbank RF	Commercial Banks	5,005,590	6,332,071
Sibirtelecom	Diversified Telecommunication Services	2,860,000	61,490
TNK-BP	Oil, Gas & Consumable Fuels	4,531,950	4,781,207
[b]Uralkali, GDR, Reg S	Chemicals	220,500	3,543,435
Vsmpo-Avisma Corp.	Metals & Mining	4,100	274,888
[a]Wimm-Bill-Dann Foods	Food Products	43,728	1,367,701

			71,715,014

Singapore 0.5%
Fraser and Neave Ltd.	Industrial Conglomerates	1,139,041	3,050,652

South Africa 6.4%
Barloworld Ltd.	Industrial Conglomerates	21,000	105,640
Foschini Ltd.	Specialty Retail	521,633	3,398,426
Impala Platinum Holdings Ltd.	Metals & Mining	134,450	2,971,218
Lewis Group Ltd.	Specialty Retail	654,170	4,088,032
MTN Group Ltd.	Wireless Telecommunication Services	359,217	5,510,043
Naspers Ltd., N	Media	218,591	5,753,141
Pretoria Portland Cement Co. Ltd.	Construction Materials	102,621	386,109
Remgro Ltd.	Diversified Financial Services	465,961	4,477,164
Standard Bank Group Ltd.	Commercial Banks	710,861	8,174,948
Tiger Brands Ltd.	Food Products	192,059	3,588,189
[a]Vodacom Group (pty) Ltd.	Wireless Telecommunication Services	77,800	576,969

			39,029,879

South Korea 6.4%
CJ Internet Corp.	Media	92,827	1,023,078
GS Engineering & Construction Corp.	Construction & Engineering	106,518	6,183,191
GS Holdings Corp.	Oil, Gas & Consumable Fuels	103,531	2,428,284
Hyundai Development Co.	Construction & Engineering	121,970	3,860,597
Kangwon Land Inc.	Hotels, Restaurants & Leisure	512,665	6,555,099
[a]NHN Corp.	Internet Software & Services	3,282	454,403
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	12,822	5,954,365
[a]Shinhan Financial Group Co. Ltd.	Commercial Banks	221,655	5,607,447
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	87,734	7,054,232

			39,120,696

Sweden 1.1%
Oriflame Cosmetics SA, SDR	Personal Products	149,765	6,511,606

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Taiwan 2.5%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	162,300	$1,936,141
President Chain Store Corp.	Food & Staples Retailing	3,742,144	9,577,429
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	700,000	810,560
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,834,000	3,052,946

			15,377,076

Thailand 2.6%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	752,200	1,601,130
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	665,700	2,658,109
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,064,000	7,309,924
Thai Beverages Co. Ltd., fgn.	Beverages	27,472,000	4,077,090

			15,646,253

Turkey 3.5%
Akbank TAS	Commercial Banks	2,034,234	9,108,806
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	291,931	2,633,337
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	450,004	5,490,168
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	786,337	4,363,011

			21,595,322

United Arab Emirates 0.1%
National Bank of Abu Dhabi	Commercial Banks	245,223	654,302

United Kingdom 3.3%
Anglo American PLC	Metals & Mining	441,920	12,776,891
Antofagasta PLC	Metals & Mining	583,879	5,644,026
HSBC Holdings PLC	Commercial Banks	194,827	1,650,395

			20,071,312

Total Common Stocks (Cost $460,311,468)			519,493,545

Preferred Stocks 9.8%
Brazil 9.2%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	471,013	6,956,862
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	1,011,868	4,505,113
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	755,488	25,203,079
Vale SA, ADR, pfd., A	Metals & Mining	1,255,825	19,276,914

			55,941,968

Chile 0.6%
Embotelladora Andina SA, pfd., A	Beverages	1,482,049	3,599,163

Total Preferred Stocks (Cost $32,369,884)			59,541,131

Total Investments before Short Term Investments (Cost $492,681,352)			579,034,676

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (Cost $19,447,378) 3.2%
Money Market Funds 3.2%
[d]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	19,447,378	$19,447,378

Total Investments (Cost $512,128,730) 98.2%		598,482,054
Other Assets, less Liabilities 1.8%		11,038,495

Net Assets 100.0%		$609,520,549

See Abbreviations on page TD-28.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2009, the aggregate value of these securities was $3,571,675, representing 0.59% of net assets.

cRounds to less than 0.1% of net assets.

dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$492,681,352
Cost - Sweep Money Fund (Note 7)	19,447,378

Total cost of investments	$512,128,730

Value - Unaffiliated issuers	$579,034,676
Value - Sweep Money Fund (Note 7)	19,447,378

Total value of investments	598,482,054
Cash	314,817
Foreign currency, at value (cost $90,811)	77,903
Receivables:
Investment securities sold	8,678,664
Capital shares sold	2,703,675
Dividends	2,726,793
Foreign tax	244,317
Other assets	36,060

Total assets	613,264,283

Liabilities:
Payables:
Investment securities purchased	688,373
Capital shares redeemed	1,170,171
Affiliates	865,465
Custodian fees	771,119
Reports to shareholders	206,028
Accrued expenses and other liabilities	42,578

Total liabilities	3,743,734

Net assets, at value	$609,520,549

Net assets consist of:
Paid-in capital	$753,103,532
Distributions in excess of net investment income	(854,940)
Net unrealized appreciation (depreciation)	86,447,036
Accumulated net realized gain (loss)	(229,175,079)

Net assets, at value	$609,520,549

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2009 (unaudited)

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$222,211,363

Shares outstanding	30,308,993

Net asset value and maximum offering price per share	$7.33

Class 2:
Net assets, at value	$325,359,060

Shares outstanding	44,694,419

Net asset value and maximum offering price per share	$7.28

Class 3:
Net assets, at value	$47,444,634

Shares outstanding	6,554,157

Net asset value and maximum offering price per share[a]	$7.24

Class 4:
Net assets, at value	$14,505,492

Shares outstanding	1,988,260

Net asset value and maximum offering price per share	$7.30

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2009 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,057,236 )
Unaffiliated issuers	$12,559,919
Sweep Money Fund (Note 7)	15,597
Interest	1,317

Total investment income	12,576,833

Expenses:
Management fees (Note 3a)	3,147,715
Administrative fees (Note 3b)	358,286
Distribution fees: (Note 3c)
Class 2	341,403
Class 3	43,288
Class 4	16,973
Unaffiliated transfer agent fees	1,477
Custodian fees (Note 4)	323,912
Reports to shareholders	131,633
Professional fees	33,355
Trustees’ fees and expenses	2,018
Other	23,835

Total expenses	4,423,895
Expense reductions (Note 4)	(398)

Net expenses	4,423,497

Net investment income	8,153,336

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes losses from a redemption in-kind of $6,207,989) (Note 10)	(68,128,574)
Foreign currency transactions	(158,370)

Net realized gain (loss)	(68,286,944)

Net change in unrealized appreciation (depreciation) on:
Investments	185,822,809
Translation of other assets and liabilities denominated in foreign currencies	108,133

Net change in unrealized appreciation (depreciation)	185,930,942

Net realized and unrealized gain (loss)	117,643,998

Net increase (decrease) in net assets resulting from operations	$125,797,334

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (decrease) in net assets:
Operations:
Net investment income	$8,153,336	$17,230,649
Net realized gain (loss) from investments and foreign currency transactions	(68,286,944)	(131,179,941)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	185,930,942	(761,427,069)

Net increase (decrease) in net assets resulting from operations	125,797,334	(875,376,361)

Distributions to shareholders from:
Net investment income:
Class 1	(13,652,950)	(15,246,189)
Class 2	(13,921,115)	(18,272,202)
Class 3	(1,779,543)	(1,805,309)
Class 4	(467,339)	(58,997)
Net realized gains:
Class 1	(1,172,623)	(101,141,199)
Class 2	(1,344,137)	(136,962,950)
Class 3	(166,799)	(13,097,616)
Class 4	(41,022)	(391,385)

Total distributions to shareholders	(32,545,528)	(286,975,847)

Capital share transactions (Note 2)
Class 1	(39,952,756)	(54,850,288)
Class 2	5,137,113	(192,193,242)
Class 3	7,511,485	(8,380,444)
Class 4	5,008,357	10,948,393

Total capital share transactions	(22,295,801)	(244,475,581)

Redemption fees	4,967	34,017

Net increase (decrease) in net assets	70,960,972	(1,406,793,772)
Net assets:
Beginning of period	538,559,577	1,945,353,349

End of period	$609,520,549	$538,559,577

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(854,940)	$20,812,671

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,774,488	$25,365,676	2,353,700	$25,940,524
Shares issued in reinvestment of distributions	2,750,570	14,825,573	10,523,272	116,387,388
Shares redeemed in-kind (Note 10)	(7,688,598)	(41,966,671)	(4,035,054)	(26,002,704)
Shares redeemed	(6,841,049)	(38,177,334)	(17,164,161)	(171,175,496)

Net increase (decrease)	(8,004,589)	$(39,952,756)	(8,322,243)	$(54,850,288)

Class 2 Shares:
Shares sold	4,924,259	$32,015,140	11,623,915	$125,237,066
Shares issued in reinvestment of distributions	2,847,995	15,265,252	14,189,685	155,235,152
Shares redeemed in-kind (Note 10)	—	—	(16,334,498)	(160,666,736)
Shares redeemed	(6,821,213)	(42,143,279)	(33,921,710)	(311,998,724)

Net increase (decrease)	951,041	$5,137,113	(24,442,608)	$(192,193,242)

Class 3 Shares:
Shares sold	1,538,269	$10,278,763	1,019,532	$12,310,616
Shares issued in reinvestment of distributions	365,167	1,946,341	1,367,241	14,902,925
Shares redeemed	(825,185)	(4,713,619)	(3,236,638)	(35,593,985)

Net increase (decrease)	1,078,251	$7,511,485	(849,865)	$(8,380,444)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2009		Year Ended December 31, 2008[a]
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	756,997	$4,777,405	1,437,741	$12,416,230
Shares issued on reinvestment of distributions	94,491	508,362	40,710	449,439
Shares redeemed	(47,068)	(277,410)	(294,611)	(1,917,276)

Net increase (decrease)	804,420	$5,008,357	1,183,840	$10,948,393

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $152,508,979 and $229,868, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$525,745,606

Unrealized appreciation	$121,846,853
Unrealized depreciation	(49,110,405)

Net unrealized appreciation (depreciation)	$72,736,448

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, gains (losses) realized on in-kind shareholder redemptions, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $204,547,155 and $231,333,008, respectively. Sales of investments exclude redemption in-kind of $41,966,671.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $594 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

10. REDEMPTION IN-KIND

During the period ended June 30, 2009, the Fund realized $6,207,989 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

During the year ended December 31, 2008, the Fund realized $8,268,018 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$71,091,166	$623,848	$—	$71,715,014
All other Equity Investments[b]	507,319,662	—	—	507,319,662
Short Term Investments	19,447,378	—	—	19,447,378

Total Investments in Securities	$597,858,206	$623,848	$—	$598,482,054

aIncludes common and preferred stock as well as other equity investments.

bFor detailed country breakdown, see the accompanying Statement of Investments.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 7, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

GDR - Global Depository Receipt

IDR - International Depository Receipt

SDR - Swedish Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on February 11, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0405	$0.3507
Class 2	$0.0405	$0.3155
Class 3	$0.0405	$0.3241
Class 4	$0.0405	$0.3438

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s semiannual report for the period ended June 30, 2009.

Performance Summary as of 6/30/09

Templeton Foreign Securities Fund – Class 3 delivered a +9.18% total return for the six-month period ended 6/30/09.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which delivered a total return of +8.42% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the six months under review, global equities hit new bear market lows in March before delivering their biggest quarterly rally in more than a decade. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency’s ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

In the reporting period’s final weeks, equity markets moderated as investors appeared to contemplate the rally’s merits and reassess their new positions. Although sentiment had improved and most seemed to

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors (such as financial services) from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during May, but unemployment rose again at the end of the period to 9.5%.2 In Europe, policymakers committed to an easier monetary regime, but the eurozone’s industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.3 In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.4

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, stock selection in the information technology, utilities and telecommunication services sectors supported the Fund’s performance relative to the benchmark index.5 Our three semiconductor and semiconductor equipment holdings — Taiwan Semiconductor Manufacturing,6 South Korea’s Samsung Electronics6 and Germany’s Infineon Technologies — performed well and boosted relative performance of the Fund’s information technology sector. An underweighting in the utilities sector, where electric utility British Energy Group (no longer held by period-end) was a contributor, helped relative results. Also aiding performance was China Telecom6 in the telecommunication services sector. Additional key contributors outside of these sectors included Indian

2. Source: Bureau of Labor Statistics.

3. Source: European Communities Eurostat.

4. Source: People’s Bank of China.

5. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The utilities sector comprises electric utilities and multi-utilities in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6. This holding is not an index component.

petrochemical product manufacturer Reliance Industries6 and U.K. home improvement retail chain Kingfisher.

On the other hand, an underweighting and stock selection in the materials and financials sectors had a negative impact on relative Fund performance.7 Significant detractors included Finnish paper products manufacturer UPM-Kymmene in the materials sector and Swiss insurers ACE6 and Swiss Reinsurance in the financials sector. Other holdings that underperformed included France Telecom and French media and telecommunications conglomerate Vivendi.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

From a geographic perspective, the Fund’s exposure to Asia benefited relative Fund performance, as our investments in India and non-index country Taiwan outperformed the benchmark index. In contrast, the Fund’s exposure to Europe constrained relative results as our French and Swiss holdings underperformed.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The materials sector comprises metals and mining, and paper and forest products in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

6/30/09

Company Sector/Industry, Country	% of Total Net Assets

Telefonica SA, ADR	2.4%
Diversified Telecommunication Services, Spain

BP PLC	2.4%
Oil, Gas & Consumable Fuels, U.K.

Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea

Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, Taiwan

Vodafone Group PLC, ADR	2.0%
Wireless Telecommunication Services, U.K.

GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.

Check Point Software Technologies Ltd.	2.0%
Software, Israel

Total SA, B	2.0%
Oil, Gas & Consumable Fuels, France

Kingfisher PLC	2.0%
Specialty Retail, U.K.

Royal Dutch Shell PLC, B	1.9%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Fund-Level Expenses Incurred During Period* 1/1/09–6/30/09
Actual	$1,000	$1,091.80	$5.50
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.06%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SUPPLEMENT DATED JULY 27, 2009

TO THE PROSPECTUS

DATED MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON FOREIGN SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended by replacing the section “Portfolio Selection” under “Goals and Strategies” (page 1) with the following:

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s manager focuses on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered, but are not limiting factors.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

Class 1	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
		2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.95	$20.57	$19.00	$15.84	$14.53	$12.37

Income from investment operations[a]:
Net investment income[b]	0.16	0.45	0.45	0.46	0.30	0.26
Net realized and unrealized gains (losses)	0.69	(8.01)	2.46	2.94	1.20	2.05

Total from investment operations	0.85	(7.56)	2.91	3.40	1.50	2.31

Less distributions from:
Net investment income	(0.43)	(0.45)	(0.44)	(0.24)	(0.19)	(0.15)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—	—

Total distributions	(0.91)	(2.06)	(1.34)	(0.24)	(0.19)	(0.15)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$10.89	$10.95	$20.57	$19.00	$15.84	$14.53

Total return[d]	9.33%	(40.23)%	15.79%	21.70%	10.48%	18.87%
Ratios to average net assets[e]
Expenses[f]	0.81%	0.77%	0.75%	0.75%	0.77%	0.82%
Net investment income	3.21%	2.82%	2.22%	2.63%	2.03%	1.95%

Supplemental data
Net assets, end of period (000’s)	$265,083	$262,725	$531,377	$594,991	$531,775	$506,456
Portfolio turnover rate	11.25%	18.27%	26.74%	18.97% [g]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 2	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
		2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.76	$20.25	$18.73	$15.63	$14.35	$12.24

Income from investment operations[a]:
Net investment income[b]	0.14	0.40	0.38	0.40	0.26	0.22
Net realized and unrealized gains (losses)	0.69	(7.89)	2.44	2.91	1.19	2.03

Total from investment operations	0.83	(7.49)	2.82	3.31	1.45	2.25

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.40)	(0.21)	(0.17)	(0.14)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—	—

Total distributions	(0.87)	(2.00)	(1.30)	(0.21)	(0.17)	(0.14)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$10.72	$10.76	$20.25	$18.73	$15.63	$14.35

Total return[d]	9.23%	(40.38)%	15.46%	21.44%	10.17%	18.53%
Ratios to average net assets[e]
Expenses[f]	1.06%	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.96%	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of period (000’s)	$1,727,439	$1,702,038	$3,255,154	$2,941,374	$2,232,990	$1,445,928
Portfolio turnover rate	11.25%	18.27%	26.74%	18.97% [g]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
Class 3		2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.70	$20.18	$18.68	$15.60	$14.35	$12.48

Income from investment operations[b]:
Net investment income[c]	0.14	0.39	0.37	0.37	0.25	0.09
Net realized and unrealized gains (losses)	0.68	(7.84)	2.45	2.94	1.18	1.92

Total from investment operations	0.82	(7.45)	2.82	3.31	1.43	2.01

Less distributions from:
Net investment income	(0.40)	(0.42)	(0.42)	(0.23)	(0.18)	(0.14)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—	—

Total distributions	(0.88)	(2.03)	(1.32)	(0.23)	(0.18)	(0.14)

Redemption fees[d]	—	—	—	—	—	—

Net asset value, end of period	$10.64	$10.70	$20.18	$18.68	$15.60	$14.35

Total return[e]	9.18%	(40.39)%	15.45%	21.46%	10.13%	16.25%
Ratios to average net assets[f]
Expenses[g]	1.06%	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.96%	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of period (000’s)	$307,688	$271,061	$313,505	$150,417	$47,462	$16,559
Portfolio turnover rate	11.25%	18.27%	26.74%	18.97% [h]	14.61%	10.91%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 4	Six Months Ended June 30, 2009 (unaudited)	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.15	0.15
Net realized and unrealized gains (losses)	0.68	(6.08)

Total from investment operations	0.83	(5.93)

Less distributions from:
Net investment income	(0.42)	(0.45)
Net realized gains	(0.48)	(1.61)

Total distributions	(0.90)	(2.06)

Redemption fees[d]	—	—

Net asset value, end of period	$10.84	$10.91

Total return[e]	9.15%	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.16%	1.12%
Net investment income	2.86%	2.47%

Supplemental data
Net assets, end of period (000’s)	$29,804	$14,287
Portfolio turnover rate	11.25%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 91.3%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	4,494,870	$25,034,223
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	11,592,497

			36,626,720

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	1,087,912	14,091,737

Auto Components 0.6%
Compagnie Generale des Etablissements Michelin, B	France	241,710	13,766,007

Automobiles 1.8%
Bayerische Motoren Werke AG	Germany	354,040	13,323,148
Toyota Motor Corp., ADR	Japan	380,380	28,730,102

			42,053,250

Capital Markets 1.6%
Invesco Ltd.	United States	1,744,177	31,081,234
[a]KKR Private Equity Investors LP	United States	1,155,000	6,930,000

			38,011,234

Commercial Banks 4.1%
DBS Group Holdings Ltd.	Singapore	2,585,520	21,059,665
[a]KB Financial Group Inc., ADR	South Korea	530,407	17,667,857
Mitsubishi UFJ Financial Group Inc.	Japan	3,429,500	21,283,115
Sumitomo Mitsui Financial Group Inc.	Japan	563,700	22,990,255
[a]UniCredit SpA	Italy	4,709,815	11,857,747

			94,858,639

Commercial Services & Supplies 0.5%
Brambles Ltd.	Australia	2,375,538	11,400,895

Communications Equipment 1.2%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	28,651,488

Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	12,917,247	10,476,099
Lite-On Technology Corp.	Taiwan	22,816,681	19,789,270

			30,265,369

Diversified Financial Services 0.9%
ING Groep NV	Netherlands	2,046,888	20,590,563

Diversified Telecommunication Services 10.6%
China Telecom Corp. Ltd., H	China	73,292,357	36,504,793
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,108,463	21,980,821
France Telecom SA	France	1,868,953	42,361,721
Singapore Telecommunications Ltd.	Singapore	20,278,000	41,992,131
Telefonica SA, ADR	Spain	829,094	56,287,192
Telekom Austria AG	Austria	727,240	11,363,099
[a]Telenor ASA	Norway	4,844,334	37,238,620

			247,728,377

Electric Utilities 1.6%
E.ON AG	Germany	519,730	18,391,998
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	19,208,772

			37,600,770

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electrical Equipment 0.7%
Shanghai Electric Group Co. Ltd.	China	35,850,000	$15,357,875

Electronic Equipment, Instruments & Components 1.4%
[a]Flextronics International Ltd.	Singapore	8,099,170	33,287,589

Energy Equipment & Services 0.5%
Aker Solutions ASA	Norway	1,386,290	11,443,050

Food Products 2.9%
Nestle SA	Switzerland	1,035,090	38,969,438
Unilever PLC	United Kingdom	1,170,483	27,424,165

			66,393,603

Health Care Providers & Services 0.4%
Celesio AG	Germany	440,310	10,109,766

Hotels, Restaurants & Leisure 1.4%
Autogrill SpA	Italy	1,429,290	12,038,357
Compass Group PLC	United Kingdom	3,611,978	20,310,094

			32,348,451

Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	21,415,155
Siemens AG	Germany	598,694	41,339,822

			62,754,977

Insurance 7.8%
ACE Ltd.	United States	729,799	32,279,010
Aviva PLC	United Kingdom	4,658,581	26,175,963
AXA SA	France	1,616,269	30,354,849
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	215,170	29,011,790
Old Mutual PLC	United Kingdom	19,529,314	26,004,879
Partnerre Ltd.	Bermuda	169,680	11,020,716
Swiss Reinsurance Co.	Switzerland	792,220	26,195,958

			181,043,165

Life Sciences Tools & Services 0.7%
Lonza Group AG	Switzerland	175,440	17,416,484

Media 4.2%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	22,018,951
Pearson PLC	United Kingdom	3,409,246	34,189,312
Reed Elsevier NV	Netherlands	1,742,483	19,168,345
Vivendi SA	France	980,449	23,426,155

			98,802,763

Metals & Mining 1.5%
Barrick Gold Corp.	Canada	663,561	22,338,375
POSCO, ADR	South Korea	141,230	11,675,484

			34,013,859

Multi-Utilities 1.1%
GDF Suez	France	602,301	22,420,659
Suez Environnement SA	France	157,749	2,753,565

			25,174,224

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 11.5%
BP PLC	United Kingdom	6,982,462	$54,892,503
Gazprom, ADR	Russia	1,132,600	22,969,128
[a]Reliance Industries Ltd.	India	700,577	29,686,125
Royal Dutch Shell PLC, B	United Kingdom	1,736,593	43,602,450
Sasol, ADR	South Africa	971,480	33,826,934
StatoilHydro ASA	Norway	1,856,170	36,529,578
Total SA, B	France	846,266	45,674,712

			267,181,430

Paper & Forest Products 0.6%
UPM-Kymmene OYJ	Finland	1,477,599	12,870,104

Pharmaceuticals 8.0%
GlaxoSmithKline PLC	United Kingdom	2,685,335	47,209,708
Merck KGaA	Germany	276,540	28,159,727
Novartis AG	Switzerland	825,010	33,428,503
Roche Holding AG	Switzerland	152,830	20,768,232
Sanofi-Aventis	France	697,965	40,989,297
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	16,445,278

			187,000,745

Professional Services 2.8%
Adecco SA	Switzerland	956,590	39,833,714
[a]Randstad Holding NV	Netherlands	931,390	25,755,039

			65,588,753

Real Estate Management & Development 1.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	28,557,459

Semiconductors & Semiconductor Equipment 5.0%
[a]Infineon Technologies AG	Germany	3,757,123	13,306,096
Samsung Electronics Co. Ltd.	South Korea	113,407	52,664,688
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	30,524,907	50,812,916

			116,783,700

Software 4.5%
[a]Check Point Software Technologies Ltd.	Israel	1,990,881	46,725,977
Nintendo Co. Ltd.	Japan	65,900	18,212,090
SAP AG, ADR	Germany	1,002,230	40,279,624

			105,217,691

Specialty Retail 2.0%
Kingfisher PLC	United Kingdom	15,543,496	45,471,447

Textiles, Apparel & Luxury Goods 0.5%
Burberry Group PLC	United Kingdom	1,561,687	10,869,077

Wireless Telecommunication Services 3.5%
Mobile TeleSystems, ADR	Russia	316,030	11,670,988
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,669,150	23,134,419
Vodafone Group PLC, ADR	United Kingdom	2,442,360	47,601,596

			82,407,003

Total Common Stocks and Other Equity Interests (Cost $2,562,454,102)			2,125,738,264

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Preferred Stocks (Cost $5,545,353) 1.0%
Metals & Mining 1.0%
Vale SA, ADR, pfd., A	Brazil	1,548,762	$23,773,497

Total Investments before Short Term Investments (Cost $2,567,999,455)			2,149,511,761

Short Term Investments (Cost $178,048,965) 7.6%
Money Market Funds 7.6%
[b]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	178,048,965	178,048,965

Total Investments (Cost $2,746,048,420) 99.9%			2,327,560,726
Other Assets, less Liabilities 0.1%			2,454,490

Net Assets 100.0%			$2,330,015,216

See Abbreviations on page TF-25.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,567,999,455
Cost - Sweep Money Fund (Note 7)	178,048,965

Total cost of investments	$2,746,048,420

Value - Unaffiliated issuers	$2,149,511,761
Value - Sweep Money Fund (Note 7)	178,048,965

Total value of investments	2,327,560,726
Cash	2,503,000
Receivables:
Capital shares sold	888,720
Dividends	6,894,953
Other assets	3,160

Total assets	2,337,850,559

Liabilities:
Payables:
Capital shares redeemed	4,266,576
Affiliates	2,267,713
Custodian fees	628,460
Reports to shareholders	633,056
Accrued expenses and other liabilities	39,538

Total liabilities	7,835,343

Net assets, at value	$2,330,015,216

Net assets consist of:
Paid-in capital	$2,933,744,612
Undistributed net investment income	29,413,640
Net unrealized appreciation (depreciation)	(418,438,531)
Accumulated net realized gain (loss)	(214,704,505)

Net assets, at value	$2,330,015,216

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2009 (unaudited)

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$265,083,060

Shares outstanding	24,348,889

Net asset value and maximum offering price per share	$10.89

Class 2:
Net assets, at value	$1,727,439,479

Shares outstanding	161,190,760

Net asset value and maximum offering price per share	$10.72

Class 3:
Net assets, at value	$307,688,369

Shares outstanding	28,911,686

Net asset value and maximum offering price per share[a]	$10.64

Class 4:
Net assets, at value	$29,804,308

Shares outstanding	2,749,831

Net asset value and maximum offering price per share	$10.84

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2009 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,949,304)
Unaffiliated issuers	$42,093,371
Sweep Money Fund (Note 7)	120,719

Total investment income	42,214,090

Expenses:
Management fees (Note 3a)	6,608,209
Administrative fees (Note 3b)	1,071,961
Distribution fees: (Note 3c)
Class 2	1,952,831
Class 3	340,482
Class 4	34,262
Unaffiliated transfer agent fees	3,103
Custodian fees (Note 4)	383,530
Reports to shareholders	339,894
Professional fees	38,170
Trustees’ fees and expenses	10,468
Other	43,259

Total expenses	10,826,169
Expense reductions (Note 4)	(511)

Net expenses	10,825,658

Net investment income	31,388,432

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(181,366,348)
Foreign currency transactions	(1,284,928)

Net realized gain (loss)	(182,651,276)

Net change in unrealized appreciation (depreciation) on:
Investments	337,236,957
Translation of other assets and liabilities denominated in foreign currencies	154,627

Net change in unrealized appreciation (depreciation)	337,391,584

Net realized and unrealized gain (loss)	154,740,308

Net increase (decrease) in net assets resulting from operations	$186,128,740

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (decrease) in net assets:
Operations:
Net investment income	$31,388,432	$84,658,819
Net realized gain (loss) from investments and foreign currency transactions	(182,651,276)	63,949,798
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	337,391,584	(1,758,879,925)

Net increase (decrease) in net assets resulting from operations	186,128,740	(1,610,271,308)

Distributions to shareholders from:
Net investment income:
Class 1	(10,082,097)	(10,823,949)
Class 2	(60,860,305)	(60,137,896)
Class 3	(10,601,203)	(8,627,614)
Class 4	(654,024)	(47,077)
Net realized gains:
Class 1	(11,279,713)	(39,165,092)
Class 2	(75,080,881)	(246,128,397)
Class 3	(12,814,465)	(33,305,113)
Class 4	(749,197)	(170,343)

Total distributions to shareholders	(182,121,885)	(398,405,481)

Capital share transactions: (Note 2)
Class 1	2,075,229	(20,239,535)
Class 2	25,823,986	(11,580,062)
Class 3	33,660,128	173,017,254
Class 4	14,328,589	17,522,726

Total capital share transactions	75,887,932	158,720,383

Redemption fees	9,639	31,545

Net increase (decrease) in net assets	79,904,426	(1,849,924,861)
Net assets:
Beginning of period	2,250,110,790	4,100,035,651

End of period	$2,330,015,216	$2,250,110,790

Undistributed net investment income included in net assets:
End of period	$29,413,640	$80,222,837

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income, is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	380,552	$3,697,608	1,086,211	$16,606,956
Shares issued in reinvestment of distributions	2,337,178	21,361,810	2,996,945	49,989,041
Shares redeemed	(2,364,657)	(22,984,189)	(5,914,630)	(86,835,532)

Net increase (decrease)	353,073	$2,075,229	(1,831,474)	$(20,239,535)

Class 2 Shares:
Shares sold	11,403,653	$111,610,281	18,662,528	$282,933,070
Shares issued in reinvestment of distributions	15,030,410	135,423,993	18,582,156	305,119,000
Shares redeemed	(23,398,034)	(221,210,288)	(39,817,365)	(599,632,132)

Net increase (decrease)	3,036,029	$25,823,986	(2,572,681)	$(11,580,062)

Class 3 Shares:
Shares sold	2,072,360	$20,561,776	8,547,568	$149,148,052
Shares issued in reinvestment of distributions	2,619,202	23,415,668	2,567,834	41,932,727
Shares redeemed	(1,105,853)	(10,317,316)	(1,325,100)	(18,063,525)

Net increase (decrease)	3,585,709	$33,660,128	9,790,302	$173,017,254

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2009		Year Ended December 31, 2008[a]
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,576,236	$15,713,539	1,321,338	$17,596,379
Shares issued on reinvestment of distributions	154,031	1,403,221	13,018	216,877
Shares redeemed	(289,805)	(2,788,171)	(24,987)	(290,530)

Net increase (decrease)	1,440,462	$14,328,589	1,309,369	$17,522,726

[a]For	the period February 29, 2008 (effective date) to December 31, 2008, for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees (continued)

connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $31,680,299.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,747,089,729

Unrealized appreciation	$179,744,036
Unrealized depreciation	(599,273,039)

Net unrealized appreciation (depreciation)	$(419,529,003)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $222,566,470 and $285,171,458.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $2,413 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At June 30, 2009, all the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 7, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on February 11, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	0.0562	0.4803
Class 2	0.0562	0.4415
Class 3	0.0562	0.4493
Class 4	0.0562	0.4705

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON GLOBAL BOND SECURITIES FUND

(TEMPLETON GLOBAL INCOME SECURITIES FUND BEFORE MAY 1, 2009)

We are pleased to bring you Templeton Global Bond Securities Fund’s semiannual report for the period ended June 30, 2009.

Performance Summary as of 6/30/09

Templeton Global Bond Securities Fund – Class 3 delivered a +7.39% total return for the six-month period ended 6/30/09.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Bond Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity. The Fund normally invests at least 40% of its net assets in foreign securities, may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the J.P. Morgan (JPM) Government Bond Index (GBI) Global, which had a -1.94% total return in U.S. dollar terms for the six months under review, and the Citigroup World Government Bond Index (WGBI), which had a -1.50% total return for the same period.1

Economic and Market Overview

The six-month reporting period had two distinct halves. In first quarter 2009, the financial crisis intensified with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers’ best efforts. In addition to continued global interest rate easing, the U.S. and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimulus to counter the deepening global recession. Partially as a result of these significant policy measures, investor confidence began to improve in March, which translated into greater risk appetite in currency and nondeveloped bond markets in the second quarter. The turnaround led to an improved outlook that benefited the global economy through a shift in the inventory adjustment cycle and better equity market performance. Many investors appeared to believe the worst of the financial crisis was over. Furthermore, credit markets began to function again as interbank lending and trade financing eased. Although financial markets improved, economic activity remained weak as deleveraging continued, unemployment rose and global trade contracted, albeit at a reduced pace.

Inflation fell during the period as weak global growth led to lower prices for commodities from the previous year, and slackening labor

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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and capital markets pushed core prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession’s depth and lesser fiscal policy action compared with the U.S. In the first quarter of 2009 compared with the first quarter of 2008 (year-over-year), the eurozone’s gross domestic product (GDP) contracted 4.8%, which was greater than the U.S. economy’s 3.9% contraction.2 However, the European Central Bank maintained its primary focus on inflation. Outside the eurozone, economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries’ external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the International Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF’s new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, were some of the world’s most resilient to the global recession as aggressive fiscal and monetary responses outweighed declining exports. In contrast, the smaller economies suffered quick, severe downturns as production dropped more than export demand to allow inventories to fall to levels more in line with the reduced global consumption pace. However, some smaller regional economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the G3 (U.S., eurozone and Japan). GDP contracted 8.8% year-over-year in first quarter 2009 due to subdued consumption, weak external demand and lackluster government spending.3 Japan’s trade balance worsened as the global recession negatively impacted the country’s main export sector, machinery.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

2. Source: Eurostat.

3. Source: Economic and Social Research Institute.

TGB-3

rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

Toward the end of the six months under review, the Fund reduced duration exposure in select countries, seeking to take profits as interest rates neared historical lows. Prospects for increased government debt issuance and potentially higher inflation over the medium term began to be reflected in government bond yields despite still weak economic activity levels. Thus, the Fund sought to protect itself from the potential for increased interest rates. During the period, the Fund’s duration positioning slightly benefited relative performance. Government bond yields in nondeveloped economies lagged the decline in G3 Treasury yields seen in the early stages of the financial crisis. However, as economic weakness spread and monetary policy loosened in response, government bond yields in these economies fell despite the rise in U.S. Treasury yields. Generally, bond yield and price move in opposite directions. Our duration exposures in Brazil, Chile and Indonesia benefited the Fund during the period. In contrast, our New Zealand and Mexican interest rate exposures detracted from results. The Fund’s underweighted exposures to U.S. and Japanese Treasuries contributed to relative performance but our underweighted eurozone government bond allocation hurt the Fund.

Currency Strategy

Although several major currencies ended the period close to where they began it, currency movement during the period reflected the striking difference in sentiment between the first and second quarters of 2009. During the first quarter, the U.S. dollar benefited from increased risk aversion and deleveraging as loans taken in U.S. dollars and invested in other currencies or securities that lost value had to be repaid. The second quarter, however, saw a weaker dollar fueled by concerns about the implications of the U.S.’s aggressive policy response to the recession, leading to strong returns for most currencies for the period overall. Currency exposure contributed to the Fund’s better performance relative to its benchmarks during the period.

Currency Breakdown

Templeton Global Bond Securities Fund 6/30/09

% of Total Net Assets

Americas	53.7%
U.S. Dollar	34.7%
Mexican Peso	7.3%
Chilean Peso	6.5%
Brazilian Real	3.3%
Peruvian Nuevo Sol	1.9%

Asia Pacific	34.1%
Malaysian Ringgit	12.9%
South Korean Won	11.7%
Indonesian Rupiah	9.8%
Chinese Yuan	9.2%
Indian Rupee	4.6%
Japanese Yen	3.3%
Vietnamese Dong	1.7%
Australian Dollar	1.0%
Kazakhstani Tenge	0.2%
Singapore Dollar*	-9.8%
New Zealand Dollar*	-10.5%

Europe	9.6%
Swedish Krona	7.6%
Russian Ruble	5.3%
Polish Zloty	5.3%
Norwegian Krone	2.3%
Swiss Franc	0.2%
Euro*	-11.1%

Middle East & Africa	2.6%
Egyptian Pound	2.6%

*Singapore dollar = -9.8%, New Zealand dollar = -10.5%, and euro = -11.1% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-4

Strong relative growth and solid external balances led us to favor Asian currencies versus those of developed markets. The Indonesian rupiah and South Korean won benefited Fund performance, but our underweighted New Zealand dollar exposure detracted. Toward period-end, the Fund added net negative exposures to the New Zealand dollar and Singapore dollar partly to hedge against a rebound in global risk aversion as we believed these currencies looked overvalued. Still, the Fund’s Asian currency exposure contributed on the whole, though not as much as Latin American currencies. Within that region, the Mexican peso, Chilean peso and Brazilian real contributed to relative Fund performance. Lastly, our relative currency positioning in Europe drove less of the Fund’s performance, but still contributed to returns. The Fund’s underweighted euro exposure benefited performance as did our Russian ruble and Egyptian pound allocations. Conversely, our overweighted Swiss franc exposure and no exposure to the British pound hampered Fund performance.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Improved risk appetite benefited high yield products during the period, particularly sovereign bonds, following the G20 summit in April 2009.4 It was decided at the summit that the IMF would receive additional resources, and the IMF eased conditions to help countries in need of balance of payments support or access to liquidity. Largely as a result, U.S. dollar-denominated emerging market debt posted a +14.56% total return during the period as measured by the JPM Emerging Markets Bond Index Global (EMBIG).1 Thus, the Fund benefited from its increased sovereign bond exposure during the period. Sovereign interest rate credit spreads fell 40.23% during the reporting period, though some countries adversely impacted by the financial crisis experienced credit rating downgrades.1 Regionally, Latin American sovereign debt had a +11.65% total return, Asian debt +14.98% and central and eastern European debt +18.57%.1 Our analysis indicated that sovereign spreads were at distressed levels during the early stages of the financial crisis, reflecting a higher probability of default than we thought was appropriate. In our opinion, most emerging market

4. The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

TGB-5

sovereign bonds were in much better positions than in previous crises and unlikely to suffer to the same extent as they have in the past. Disregarding these fundamentals, forced and panicked selling hit sovereign bonds and so we sought to capitalize on this market inefficiency. Given what we viewed as attractive valuations, we added exposure and still believed that many of these valuations were out of line with fundamentals.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 3

TGB-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Fund-Level Expenses Incurred During Period* 1/1/09–6/30/09
Actual	$1,000	$1,073.90	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TGB-8

SUPPLEMENT DATED JULY 27, 2009

TO THE PROSPECTUS

DATED MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON GLOBAL BOND SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended by replacing in its entirety the subsection entitled “Derivative securities” under “Main Risks,” on page TGB-4, with the following:

Derivative Securities

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the over-the-counter markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest

TGB-9

rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

Please keep this supplement for future reference.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
Class 1			2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.42		$17.00		$15.73		$14.36		$15.80	$15.54

Income from investment operations[a]:
Net investment income[b]	0.50		0.80		0.77		0.61		0.57	0.66
Net realized and unrealized gains (losses)	0.80		0.27		0.97		1.24		(1.03)	1.37

Total from investment operations	1.30		1.07		1.74		1.85		(0.46)	2.03

Less distributions from net investment income and net foreign currency gains	(2.70)		(0.65)		(0.47)		(0.48)		(0.98)	(1.77)

Redemption fees	—	[c]	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of period	$16.02		$17.42		$17.00		$15.73		$14.36	$15.80

Total return[d]	7.57%		6.46%		11.27%		13.14%		(2.91)%	15.09%
Ratios to average net assets[e]
Expenses before expense reduction	0.56%		0.58%		0.64%		0.80%		0.78%	0.79%
Expenses net of expense reduction	0.56%		0.58%		0.64%		0.72%		0.74%	0.78%
Net investment income	5.79%		4.66%		4.70%		4.09%		3.81%	4.40%

Supplemental data
Net assets, end of period (000’s)	$167,915		$220,588		$137,700		$75,843		$53,115	$49,845
Portfolio turnover rate	14.46%		28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGB-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
Class 2			2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.10		$16.72		$15.50		$14.19		$15.64	$15.42

Income from investment operations[a]:
Net investment income[b]	0.47		0.74		0.72		0.57		0.52	0.60
Net realized and unrealized gains (losses)	0.79		0.27		0.96		1.21		(1.00)	1.36

Total from investment operations	1.26		1.01		1.68		1.78		(0.48)	1.96

Less distributions from net investment income and net foreign currency gains	(2.67)		(0.63)		(0.46)		(0.47)		(0.97)	(1.74)

Redemption fees	—	[c]	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of period	$15.69		$17.10		$16.72		$15.50		$14.19	$15.64

Total return[d]	7.45%		6.21%		11.00%		12.77%		(3.08)%	14.74%
Ratios to average net assets[e]
Expenses before expense reduction	0.81%		0.83%		0.89%		1.05%		1.03%	1.04%
Expenses net of expense reduction	0.81%		0.83%		0.89%		0.97%		0.99%	1.03%
Net investment income	5.54%		4.41%		4.45%		3.84%		3.56%	4.15%

Supplemental data
Net assets, end of period (000’s)	$979,277		$793,881		$480,649		$205,768		$61,255	$19,779
Portfolio turnover rate	14.46%		28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGB-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
Class 3		2008	2007	2006	2005[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.08	$16.70	$15.49	$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.47	0.74	0.72	0.58	0.38
Net realized and unrealized gains (losses)	0.79	0.27	0.95	1.21	(0.50)

Total from investment operations	1.26	1.01	1.67	1.79	(0.12)

Less distributions from net investment income and net foreign currency gains	(2.66)	(0.63)	(0.46)	(0.48)	(0.97)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of period	$15.68	$17.08	$16.70	$15.49	$14.18

Total return[e]	7.39%	6.21%	11.03%	12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.81%	0.83%	0.89%	1.05%	1.03%
Expenses net of expense reduction	0.81%	0.83%	0.89%	0.97%	0.99%
Net investment income	5.54%	4.41%	4.45%	3.84%	3.56%

Supplemental data
Net assets, end of period (000’s)	$127,608	$128,155	$91,162	$35,572	$5,769
Portfolio turnover rate	14.46%	28.46%	47.33%	30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGB-13

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2009 (unaudited)	Period Ended December 31, 2008[a]
Class 4

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.48	0.66
Net realized and unrealized gains (losses)	0.79	(0.64)

Total from investment operations	1.27	0.02

Less distributions from net investment income and net foreign currency gains	(2.69)	(0.65)

Redemption fees[d]	—	—

Net asset value, end of period	$15.95	$17.37

Total return[e]	7.41%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.91%	0.93%
Net investment income	5.44%	4.31%

Supplemental data
Net assets, end of period (000’s)	$72,800	$43,068
Portfolio turnover rate	14.46%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities 82.1%
Argentina 1.9%
[b,c]Government of Argentina, senior bond, FRN, 1.683%, 8/03/12	107,485,000		$25,527,687

Australia 5.7%
New South Wales Treasury Corp.,
6.00%, 5/01/12	13,180,000	AUD	10,880,435
senior note, 5.50%, 3/01/17	32,225,000	AUD	24,948,839
Queensland Treasury Corp.,
09G, 6.00%, 7/14/09	3,195,000	AUD	2,574,899
13, 6.00%, 8/14/13	6,580,000	AUD	5,375,898
17, 6.00%, 9/14/17	13,160,000	AUD	10,474,132
[d]144A, 7.125%, 9/18/17	33,340,000	NZD	22,343,807

			76,598,010

Austria 0.1%
[d]Government of Austria, senior bond, 144A, 5.00%, 7/15/12	400,000	EUR	605,111

Brazil 3.7%
Nota Do Tesouro Nacional,
10.082%, 1/01/12	26,845	[e] BRL	13,386,959
10.082%, 1/01/14	7,100	[e] BRL	3,361,649
10.082%, 1/01/17	22,490	[e] BRL	10,035,095
[f]Index Linked, 6.00%, 5/15/15	15,250	[e] BRL	13,811,819
[f]Index Linked, 6.00%, 5/15/45	10,825	[e] BRL	9,410,896

			50,006,418

Canada 2.8%
Province of Manitoba, 6.375%, 9/01/15	39,310,000	NZD	24,429,579
Province of Ontario, 6.25%, 6/16/15	20,165,000	NZD	12,747,453

			37,177,032

France 3.2%
Government of France,
4.00%, 10/25/09	195,000	EUR	276,137
4.25%, 10/25/17	27,650,000	EUR	40,791,105
4.25%, 4/25/19	1,520,000	EUR	2,220,910

			43,288,152

Germany 1.2%
KfW Bankengruppe, senior note, 6.375%, 2/17/15	8,730,000	NZD	5,705,572
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	10,004,223

			15,709,795

Hungary 2.1%
Government of Hungary,
3.50%, 7/18/16	1,055,000	EUR	1,204,141
4.375%, 7/04/17	5,380,000	EUR	6,417,788
5.75%, 6/11/18	13,795,000	EUR	17,752,780
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,367,793

			28,742,502

Indonesia 9.6%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,622,727
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	16,067,001
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	22,241,717

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	$7,109,906
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	3,040,646
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	798,207
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	535,248
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	5,605,366
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	7,462,519
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	6,059,045
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	378,530
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	18,840,021
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	5,080,486
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,487,699
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,363,153
[d]senior bond, 144A, 8.50%, 10/12/35	9,119,000		9,301,380
[d]senior bond, 144A, 6.625%, 2/17/37	2,240,000		1,859,200
[d]senior bond, 144A, 7.75%, 1/17/38	10,980,000		10,101,600
[d]senior note, 144A, 11.625%, 3/04/19	6,410,000		8,160,731

			129,115,182

Iraq 0.4%
Government of Iraq,
[d]144A, 5.80%, 1/15/28	5,055,000		3,317,344
[g]Reg S, 5.80%, 1/15/28	3,440,000		2,257,500

			5,574,844

Malaysia 4.0%
Government of Malaysia, 3.869%, 4/13/10	1,690,000	MYR	487,716
3.756%, 4/28/11	106,560,000	MYR	31,035,486
3.833%, 9/28/11	3,660,000	MYR	1,069,121
3.461%, 7/31/13	12,600,000	MYR	3,594,330
3.814%, 2/15/17	18,885,000	MYR	5,271,360
4.24%, 2/07/18	44,360,000	MYR	12,648,771

			54,106,784

Mexico 10.3%
Government of Mexico, 9.00%, 12/20/12	265,000	[h] MXN	2,161,265
8.00%, 12/19/13	794,500	[h] MXN	6,220,572
8.00%, 12/17/15	726,000	[h] MXN	5,585,336
7.25%, 12/15/16	250,000	[h] MXN	1,825,042
10.00%, 12/05/24	8,569,800	[h] MXN	73,734,167
10.00%, 11/20/36	1,755,000	[h] MXN	14,874,360
[d]144A, 7.50%, 3/08/10	450,000	EUR	658,026
M 10, 7.75%, 12/14/17	4,473,000	[h] MXN	33,223,654

			138,282,422

Netherlands 1.4%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	18,345,810

New Zealand 0.1%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,573,636

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Norway 1.0%
Government of Norway, 6.00%, 5/16/11	29,300,000	NOK	$4,896,770
6.50%, 5/15/13	49,400,000	NOK	8,653,389

			13,550,159

Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	1,883,287
Series 7, 8.60%, 8/12/17	6,185,000	PEN	2,461,718

			4,345,005

Philippines 0.0%[i]
[g]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	477,207

Poland 4.4%
Government of Poland, 4.75%, 4/25/12	4,100,000	PLN	1,269,420
5.75%, 4/25/14	92,590,000	PLN	29,134,734
6.25%, 10/24/15	44,730,000	PLN	14,339,259
5.75%, 9/23/22	48,750,000	PLN	14,604,748

			59,348,161

Qatar 0.9%
[d]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	12,060,000		12,406,725

Russia 5.0%
Government of Russia,
[d]144A, 7.50%, 3/31/30	39,352,320		38,978,473
[g]senior bond, Reg S, 7.50%, 3/31/30	28,651,200		28,379,014

			67,357,487

South Africa 2.5%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	5,103,311
4.50%, 4/05/16	1,874,000	EUR	2,361,683
6.875%, 5/27/19	21,215,000		21,929,946
senior note, 6.50%, 6/02/14	805,000		841,571
senior note, 5.875%, 5/30/22	3,485,000		3,245,406

			33,481,917

South Korea 12.7%
The Export-Import Bank of Korea,
5.125%, 3/16/15	350,000		334,680
4.625%, 2/20/17	230,000	EUR	292,566
[g]Reg S, 5.25%, 2/10/14	345,000		329,924
senior note, 8.125%, 1/21/14	1,170,000		1,282,329
Government of Korea, senior bond, 5.625%, 11/03/25	730,000		641,482
Korea Deposit Insurance Corp.,
07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,319,135
08-1, 5.28%, 2/15/13	880,000,000	KRW	702,351
Korea Development Bank, senior note, 8.00%, 1/23/14	3,875,000		4,207,289
Korea Treasury Bond,
0400-1206, 4.00%, 6/10/12	2,501,550,000	KRW	1,957,377
0475-1112, 4.75%, 12/10/11	77,103,490,000	KRW	61,427,232

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
South Korea (continued)
0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	$2,195,546
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	22,985,622
0525-2703, 5.25%, 3/10/27	4,352,640,000	KRW	3,340,679
0550-1106, 5.50%, 6/10/11	17,458,060,000	KRW	14,100,245
0550-1709, 5.50%, 9/10/17	40,708,200,000	KRW	32,667,227
senior note, 7.125% 4/16/19	18,370,000		19,847,242

			171,630,926

[j]Supranational 2.6%
Corporacion Andina De Fomento, 8.125%, 6/04/19	9,880,000		10,611,120
European Investment Bank, senior note,
4.50%, 5/15/13	33,700,000	NOK	5,449,572
1612/37, 6.50%, 9/10/14	7,850,000	NZD	5,191,588
Inter-American Development Bank,
1.90%, 7/08/09	175,000,000	JPY	1,816,429
6.00%, 12/15/17	575,000	NZD	361,333
senior note, 7.50%, 12/05/24	200,000,000	MXN	11,890,025

			35,320,067

Sweden 3.9%
Government of Sweden,
4.00%, 12/01/09	163,000,000	SEK	21,441,437
5.25%, 3/15/11	220,290,000	SEK	30,517,548

			51,958,985

United Arab Emirates 0.9%
[d]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		12,272,160

Venezuela 1.4%
Government of Venezuela,
10.75%, 9/19/13	10,500,000		8,715,000
[g]senior bond, Reg S, 5.375%, 8/07/10	11,235,000		10,588,987

			19,303,987

Total Foreign Government and Agency Securities (Cost $1,162,460,977)			1,106,106,171

Municipal Bonds 4.7%
United States and U.S. Territories 4.7%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	680,000		669,297
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F1, 5.00%, 4/01/39	1,330,000		1,240,425
5.50%, 4/01/43	2,810,000		2,811,658
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,539,240
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,403,557
California State GO, 6.00%, 4/01/38	11,650,000		11,665,727
Refunding, 5.13%, 4/01/33	4,725,000		4,132,579
Refunding, 5.00%, 4/01/38	1,985,000		1,663,589
Chicago Board of Education GO, Refunding, Series C, Assured Guaranty, 5.25%, 12/01/26	530,000		560,597
Chicago GO, Project and Refunding, Series A, FSA Insured, 5.00%, 1/01/25	1,045,000		1,067,614
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14	4,545,000		4,474,825
Hamilton County Sales Tax Revenue, sub. bond, Refunding, Series A, FSA Insured, 5.00%, 12/01/32	3,650,000		3,590,469
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,142,609

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Municipal Bonds (continued)
United States and U.S. Territories (continued)
Las Vegas Valley Water District GO, Refunding, Series A, MBIA Insured, 5.00%, 6/01/26	860,000		$866,949
Lewisville ISD, GO, School Building, 5.00%, 8/15/26	1,200,000		1,255,872
Los Angeles USD, GO, Series I, 5.00%, 7/01/26	400,000		400,308
7/01/27	425,000		421,018
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Third Indenture Series A, FGIC Insured, 5.00%, 7/01/19	1,500,000		1,674,840
Metropolitan Water District of Southern California Waterworks Revenue, Series A, 5.00%, 7/01/37	885,000		885,566
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		1,946,732
MTA Revenue, Series B, Assured Guaranty, 5.25%, 11/15/20	950,000		1,017,137
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A, Assured Guaranty, 5.50%, 12/15/38	3,015,000		3,136,474
New York City GO, Series L, Sub Series L-1, 5.00%, 4/01/26	700,000		708,351
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,537,928
Palomar Pomerado Health GO, Election of 2004, Series A, MBIA Insured, 5.13%, 8/01/37	4,570,000		4,181,824
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/21	875,000		853,274
Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A, AMBAC Insured, 5.00%, 11/01/27	1,290,000		1,333,834
Seattle Water System Revenue, BHAC Insured, 5.00%, 9/01/34	1,860,000		1,866,584
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,562,025
Transportation, Series A, FSA Insured, 5.50%, 11/15/21	900,000		982,764
Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21	500,000		533,865

Total Municipal Bonds (Cost $62,991,712)			63,127,531

Total Investments before Short Term Investments (Cost $1,225,452,689)			1,169,233,702

Short Term Investments 11.4%
Foreign Government and Agency Securities 4.3%
Argentina 1.0%
Government of Argentina, senior bond, amortization and cpn., 8/03/09	107,485,000		13,228,851

Egypt 2.5%
[k]Egypt Treasury Bills, 7/07/09 - 9/22/09	189,500,000	EGP	33,491,979

Norway 0.8%
[k]Norwegian Treasury Bill, 3/17/10	76,400,000	NOK	11,749,785

Total Foreign Government and Agency Securities (Cost $46,734,108)			58,470,615

Total Investments before Repurchase Agreements (Cost $1,272,186,797)			1,227,704,317

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]	Value
Short Term Investments (continued)
United States 7.1%
Repurchase Agreements (Cost $95,120,060) 7.1%
[l]Joint Repurchase Agreement, 0.023%, 7/01/09 (Maturity Value $95,120,121)	95,120,060	$95,120,060

Banc of America Securities LLC (Maturity Value $8,200,306)

Barclays Capital Inc. (Maturity Value $7,516,392)

BNP Paribas Securities Corp. (Maturity Value $27,332,767)

Credit Suisse Securities (USA) LLC (Maturity Value $27,332,767)

Deutsche Bank Securities Inc. (Maturity Value $9,704,154)

HSBC Securities (USA) Inc. (Maturity Value $8,200,306)

UBS Securities LLC (Maturity Value $6,833,429)

Collateralized by U.S. Government Agency Securities, 0.58% - 7.25%, 1/15/10 - 6/27/16;
[k]U.S. Government Agency Discount Notes, 12/31/09; [k]U.S. Treasury Bills, 8/13/09; and U.S. Treasury Notes, 1.375% -1.50%, 3/15/12 - 12/31/13

Total Investments (Cost $1,367,306,857) 98.2%		1,322,824,377
Other Assets, less Liabilities 1.8%		24,774,989

Net Assets 100.0%		$1,347,599,366

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2009, the aggregate value of these securities was $120,004,557, representing 8.91% of net assets.

ePrincipal amount is stated in 1,000 Brazilian Real Units.

fRedemption price at maturity is adjusted for inflation. See Note 1(g).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2009, the aggregate value of these securities was $42,032,632, representing 3.12% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iRounds to less than 0.1% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

At June 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Sell	14,772,000	2,989,194	EUR	7/07/09	$—	$(8,783)
Malaysian Ringgit	JPHQ	Buy	14,772,000	2,923,412	EUR	7/07/09	101,049	—
Singapore Dollar	JPHQ	Buy	8,370,000	4,023,071	EUR	7/07/09	134,344	—
Singapore Dollar	JPHQ	Sell	8,370,000	4,240,766	EUR	7/07/09	170,996	—
Malaysian Ringgit	HSBC	Buy	18,131,900	5,184,646		7/09/09	—	(27,971)
Malaysian Ringgit	DBAB	Buy	9,014,572	2,576,181		7/09/09	—	(12,455)
Malaysian Ringgit	JPHQ	Buy	7,600,000	1,529,390	EUR	7/09/09	16,289	—
Malaysian Ringgit	DBAB	Buy	22,869,610	6,504,440		7/10/09	—	(617)
Mexican Peso	HSBC	Sell	61,955,606	136,619,484	RUB	7/10/09	—	(323,756)
Euro	CITI	Buy	2,359,476	3,142,185		7/13/09	167,243	—
Euro	UBSW	Buy	2,359,476	3,137,867		7/13/09	171,561	—
Euro	UBSW	Buy	2,359,476	4,666,808	SGD	7/13/09	88,533	—
Euro	UBSW	Sell	2,359,476	3,647,986		7/13/09	338,558	—
Euro	CITI	Sell	2,359,476	3,647,160		7/13/09	337,732	—
Euro	UBSW	Sell	2,359,476	4,877,391	SGD	7/13/09	56,805	—
Malaysian Ringgit	HSBC	Buy	3,886,306	1,104,472		7/13/09	618	—
Mexican Peso	HSBC	Sell	30,888,068	68,008,329	RUB	7/13/09	—	(165,342)
Euro	HSBC	Buy	1,814,981	2,415,104		7/14/09	130,610	—
Euro	BZWS	Buy	2,903,970	3,866,346		7/14/09	206,798	—
Euro	HSBC	Buy	2,359,476	4,652,391	SGD	7/14/09	98,522	—
Euro	HSBC	Sell	2,359,476	4,884,752	SGD	7/14/09	61,845	—
Euro	HSBC	Sell	1,814,981	2,804,872		7/14/09	259,157	—
Euro	BZWS	Sell	2,903,970	4,498,395		7/14/09	425,251	—
Malaysian Ringgit	DBAB	Buy	9,040,420	1,814,981	EUR	7/14/09	24,875	—
Taiwan Dollar	DBAB	Buy	16,697,816	362,996	EUR	7/14/09	—	(992)
Taiwan Dollar	DBAB	Sell	16,697,816	379,668	EUR	7/14/09	24,377	—
Euro	JPHQ	Buy	725,993	1,432,312	SGD	7/15/09	29,770	—
Euro	JPHQ	Buy	1,633,483	2,174,084		7/15/09	117,060	—
Euro	UBSW	Buy	3,085,468	4,103,395		7/15/09	224,323	—
Euro	UBSW	Buy	1,633,483	3,230,049	SGD	7/15/09	61,910	—
Euro	JPHQ	Sell	1,633,483	2,555,502		7/15/09	264,358	—
Euro	UBSW	Sell	1,633,483	3,409,569	SGD	7/15/09	61,986	—
Euro	UBSW	Sell	3,085,468	4,823,049		7/15/09	495,332	—
Euro	JPHQ	Sell	725,993	1,516,113	SGD	7/15/09	28,066	—
Malaysian Ringgit	HSBC	Buy	14,511,138	2,903,970	EUR	7/15/09	52,853	—
Malaysian Ringgit	CITI	Buy	6,007,648	1,197,888	EUR	7/15/09	28,001	—
Malaysian Ringgit	DBAB	Buy	1,818,610	362,996	EUR	7/15/09	7,948	—
Taiwan Dollar	CITI	Buy	72,282,977	1,560,884	EUR	7/15/09	10,409	—
Taiwan Dollar	DBAB	Buy	8,439,657	181,498	EUR	7/15/09	2,265	—
Taiwan Dollar	CITI	Sell	72,282,977	1,641,191	EUR	7/15/09	102,231	—
Taiwan Dollar	DBAB	Sell	8,439,657	191,904	EUR	7/15/09	12,330	—
Malaysian Ringgit	JPHQ	Buy	10,022,795	2,860,550		7/16/09	—	(10,844)
Malaysian Ringgit	HSBC	Buy	5,072,765	1,447,583		7/16/09	—	(5,282)
Malaysian Ringgit	DBAB	Buy	5,809,102	1,161,588	EUR	7/16/09	22,399	—
Taiwan Dollar	DBAB	Buy	23,529,429	508,195	EUR	7/16/09	3,249	—
Taiwan Dollar	DBAB	Sell	23,529,429	535,021	EUR	7/16/09	34,377	—
Euro	BZWS	Buy	2,359,476	3,141,454		7/17/09	167,982	—
Euro	BZWS	Sell	2,359,476	3,703,905		7/17/09	394,469	—
Malaysian Ringgit	HSBC	Buy	5,902,465	1,179,738	EUR	7/17/09	23,422	—
Malaysian Ringgit	JPHQ	Buy	10,550,000	2,115,415	EUR	7/17/09	32,375	—
Euro	BOFA	Buy	1,814,982	2,328,377		7/22/09	217,352	—

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Sell	1,814,982	2,826,381		7/22/09	$280,652	$—
Euro	UBSW	Buy	4,174,457	5,551,903		7/24/09	303,278	—
Euro	UBSW	Buy	1,179,738	2,332,106	SGD	7/24/09	45,377	—
Euro	UBSW	Sell	1,179,738	2,454,044	SGD	7/24/09	38,770	—
Euro	UBSW	Sell	4,174,457	6,530,103		7/24/09	674,923	—
Malaysian Ringgit	HSBC	Buy	4,109,111	816,742	EUR	7/24/09	22,379	—
Mexican Peso	DBAB	Sell	14,610,919	32,786,902	RUB	7/24/09	—	(59,609)
Taiwan Dollar	DBAB	Buy	40,787,841	14,610,919	MXN	7/24/09	136,462	—
Taiwan Dollar	DBAB	Sell	40,787,841	18,006,684	MXN	7/24/09	120,308	—
Euro	CITI	Sell	1,533,000	56,491,050	RUB	7/28/09	—	(351,266)
Malaysian Ringgit	HSBC	Buy	3,004,709	598,906	EUR	7/31/09	13,788	—
Mexican Peso	CITI	Sell	54,328,000	3,858,824		7/31/09	—	(244,768)
Mexican Peso	MLCO	Buy	53,331,307	3,572,688		7/31/09	455,620	—
Mexican Peso	MLCO	Sell	53,331,307	5,036,244		7/31/09	1,007,936	—
New Zealand Dollar	DBAB	Sell	18,763,956	10,446,082		7/31/09	—	(1,634,765)
New Zealand Dollar	UBSW	Sell	7,565,376	4,178,433		7/31/09	—	(692,403)
New Zealand Dollar	DBAB	Sell	18,692,571	10,446,082		8/03/09	—	(1,586,401)
New Zealand Dollar	BZWS	Sell	7,317,361	4,178,433		8/03/09	—	(531,782)
Brazilian Real	DBAB	Sell	11,590,000	5,139,462		8/04/09	—	(736,800)
Mexican Peso	DBAB	Buy	31,280,607	2,093,399		8/04/09	267,996	—
Mexican Peso	DBAB	Sell	77,997,607	6,316,669		8/04/09	428,576	—
New Zealand Dollar	CITI	Sell	18,563,255	10,446,082		8/04/09	—	(1,502,364)
New Zealand Dollar	DBAB	Sell	7,405,811	4,178,433		8/04/09	—	(588,400)
New Zealand Dollar	BZWS	Sell	3,686,939	2,073,166		8/04/09	—	(299,974)
Indonesian Rupiah	HSBC	Buy	53,990,411,006	8,135,006	NZD	8/05/09	9,259	—
Malaysian Ringgit	JPHQ	Buy	6,015,055	1,213,740	EUR	8/05/09	6,586	—
New Zealand Dollar	DBAB	Sell	5,506,806	3,109,749		8/05/09	—	(434,533)
New Zealand Dollar	CITI	Sell	7,269,764	4,146,331		8/06/09	—	(532,310)
New Zealand Dollar	FBCO	Sell	3,628,158	2,073,166		8/06/09	—	(261,828)
Malaysian Ringgit	JPHQ	Buy	1,100,000	221,828	EUR	8/07/09	1,375	—
New Zealand Dollar	DBAB	Sell	7,205,549	4,121,358		8/07/09	—	(515,648)
New Zealand Dollar	CITI	Sell	7,173,180	4,121,358		8/07/09	—	(494,817)
New Zealand Dollar	FBCO	Sell	7,091,362	4,121,358		8/07/09	—	(442,165)
Japanese Yen	FBCO	Buy	279,885,550	1,726,090	EUR	8/10/09	485,080	—
New Zealand Dollar	FBCO	Sell	3,552,772	2,060,679		8/10/09	—	(225,189)
Japanese Yen	DBAB	Buy	154,325,250	972,679	EUR	8/11/09	238,126	—
New Zealand Dollar	FBCO	Sell	3,551,027	2,060,679		8/11/09	—	(223,915)
New Zealand Dollar	DBAB	Sell	6,669,679	3,930,775		8/12/09	—	(359,952)
Russian Ruble	DBAB	Buy	306,833,000	18,285,638	NZD	8/12/09	—	(2,030,380)
New Zealand Dollar	DBAB	Sell	8,432,616	102,190,660,510	VND	8/14/09	284,663	—
Russian Ruble	DBAB	Buy	149,379,561	8,925,643	NZD	8/14/09	—	(1,005,223)
Japanese Yen	DBAB	Buy	144,838,200	928,063	EUR	8/21/09	202,412	—
Japanese Yen	JPHQ	Buy	145,327,000	934,158	EUR	8/21/09	198,939	—
New Zealand Dollar	FBCO	Sell	6,517,276	3,930,960		8/24/09	—	(258,378)
Japanese Yen	DBAB	Buy	143,907,400	922,720	EUR	8/26/09	200,347	—
New Zealand Dollar	DBAB	Sell	6,486,000	3,922,279		8/26/09	—	(246,401)
Japanese Yen	DBAB	Buy	27,917,500	184,077	EUR	9/04/09	31,793	—
Indonesian Rupiah	HSBC	Buy	115,797,066,700	8,323,000	EUR	9/08/09	—	(507,773)
Taiwan Dollar	JPHQ	Buy	372,881,400	8,340,000	EUR	9/08/09	—	(348,786)
Taiwan Dollar	JPHQ	Sell	372,881,400	8,463,037	EUR	9/08/09	521,338	—
United States Dollar	JPHQ	Buy	11,099,031	7,821,727	EUR	9/08/09	129,514	—
Vietnamese Dong	DBAB	Buy	243,055,778,970	144,871,783	MXN	9/08/09	2,634,772	—
Euro	HSBC	Sell	7,998,680	11,079,425		9/11/09	—	(138,089)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Buy	7,998,680	10,946,033		9/11/09	$271,481	$—
Euro	BOFA	Sell	2,800,000	408,189,600	JPY	9/14/09	313,314	—
Russian Ruble	DBAB	Buy	295,496,613	17,768,247	NZD	9/15/09	—	(2,118,846)
Russian Ruble	MLCO	Buy	101,991,966	42,848,809	MXN	9/15/09	—	(10,413)
United States Dollar	CITI	Buy	7,760,297	5,685,033	EUR	9/15/09	—	(212,351)
United States Dollar	UBSW	Buy	7,760,297	5,684,783	EUR	9/15/09	—	(212,000)
Mexican Peso	DBAB	Sell	2,017,928	4,825,270	RUB	9/17/09	156	—
United States Dollar	UBSW	Buy	9,232,854	6,619,292	EUR	9/17/09	—	(49,899)
United States Dollar	HSBC	Buy	14,772,566	10,464,158	EUR	9/17/09	97,856	—
Chinese Yuan	JPHQ	Buy	14,296,000	1,489,167	EUR	9/18/09	6,492	—
Chinese Yuan	DBAB	Buy	35,600,000	3,722,973	EUR	9/23/09	—	(3,915)
Chinese Yuan	HSBC	Buy	53,474,900	5,584,455	EUR	9/23/09	5,110	—
Swedish Krona	UBSW	Buy	30,000,000	3,119,119	EUR	9/23/09	—	(486,878)
Chinese Yuan	JPHQ	Buy	39,743,000	4,095,317	EUR	9/24/09	81,163	—
Russian Ruble	BZWS	Buy	468,694,201	22,297,983	AUD	9/24/09	—	(3,146,955)
Indian Rupee	DBAB	Buy	25,000,000	818,331	NZD	9/25/09	—	(5,043)
Japanese Yen	CITI	Buy	335,000,000	2,238,706	EUR	9/28/09	341,031	—
Japanese Yen	UBSW	Buy	502,000,000	3,363,552	EUR	9/28/09	498,650	—
Russian Ruble	BZWS	Buy	258,201,997	12,410,890	AUD	9/28/09	—	(1,841,632)
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,704,998	EUR	9/30/09	—	(25,217)
Mexican Peso	DBAB	Sell	22,711,151	52,371,914	RUB	10/02/09	—	(62,867)
Russian Ruble	DBAB	Buy	53,312,773	23,225,918	MXN	10/06/09	—	(73,211)
Vietnamese Dong	HSBC	Buy	44,923,725,686	3,648,005	AUD	10/07/09	—	(430,385)
Chinese Yuan	HSBC	Buy	14,831,631	3,204,553	AUD	10/13/09	—	(385,156)
Kazakhstn Tenge	CITI	Buy	361,308,750	2,795,426		10/13/09	—	(412,101)
Chinese Yuan	HSBC	Buy	35,001,331	3,714,063	EUR	10/15/09	—	(75,284)
Chinese Yuan	HSBC	Buy	35,172,030	3,761,574	EUR	10/16/09	—	(116,672)
Chinese Yuan	HSBC	Buy	25,132,672	5,336,806	AUD	10/19/09	—	(575,246)
Chinese Yuan	HSBC	Buy	47,143,455	5,062,450	EUR	10/19/09	—	(184,397)
Chinese Yuan	HSBC	Buy	29,130,000	4,208,017		10/21/09	64,813	—
Russian Ruble	DBAB	Buy	92,110,000	3,050,000		10/22/09	—	(189,072)
Chinese Yuan	HSBC	Buy	36,599,833	5,291,287		10/23/09	77,641	—
Chilean Peso	CITI	Buy	921,291,798	1,395,897		10/26/09	336,725	—
Chinese Yuan	HSBC	Buy	62,115,025	8,932,101		10/26/09	180,767	—
Chinese Yuan	HSBC	Buy	37,116,032	5,298,506		10/27/09	146,979	—
Russian Ruble	DBAB	Buy	89,097,000	2,663,587		10/27/09	99,156	—
Chilean Peso	CITI	Buy	597,827,644	872,435		10/28/09	251,864	—
Swiss Franc	DBAB	Buy	3,423,000	2,343,397	EUR	11/05/09	—	(130,583)
Indonesian Rupiah	HSBC	Buy	3,465,000,000	275,000		11/09/09	54,399	—
Vietnamese Dong	DBAB	Buy	25,294,025,000	1,315,000		11/09/09	76,528	—
Indonesian Rupiah	JPHQ	Buy	34,531,000,000	2,746,004		11/10/09	535,934	—
Russian Ruble	DBAB	Buy	92,000,000	2,870,694		11/10/09	—	(31,151)
Indonesian Rupiah	JPHQ	Buy	6,870,000,000	549,161		11/12/09	103,493	—
Japanese Yen	UBSW	Buy	1,250,000,000	10,198,254	EUR	11/12/09	—	(1,303,813)
Japanese Yen	UBSW	Sell	1,250,000,000	12,460,749		11/12/09	—	(535,851)
Japanese Yen	UBSW	Buy	1,250,000,000	12,938,619		11/12/09	57,981	—
Indonesian Rupiah	JPHQ	Buy	36,430,000,000	2,746,325		11/16/09	711,444	—
Indonesian Rupiah	JPHQ	Buy	7,386,000,000	523,088		11/17/09	177,800	—
Euro	DBAB	Sell	6,223,000	753,263,035	JPY	11/18/09	—	(893,396)
Indonesian Rupiah	JPHQ	Buy	35,999,000,000	2,613,358		11/18/09	801,972	—
United States Dollar	JPHQ	Buy	7,050,000	706,656,750	JPY	11/18/09	—	(298,073)
United States Dollar	JPHQ	Sell	7,050,000	670,455,000	JPY	11/18/09	—	(78,366)
Euro	DBAB	Sell	265,338	335,865		11/19/09	—	(36,201)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	2,876,071	3,620,686		11/20/09	$—	$(412,229)
Russian Ruble	JPHQ	Buy	29,201,000	653,339	EUR	11/20/09	—	(17,828)
Indonesian Rupiah	HSBC	Buy	40,074,000,000	2,613,408		11/23/09	1,184,275	—
Euro	UBSW	Sell	1,918,356	2,390,367		11/24/09	—	(299,600)
Euro	DBAB	Sell	668,538	836,676		11/25/09	—	(100,765)
Euro	DBAB	Sell	1,300,570	1,697,244		11/30/09	—	(126,438)
New Zealand Dollar	UBSW	Sell	11,305,079	6,937,362		11/30/09	—	(285,602)
New Zealand Dollar	DBAB	Sell	11,236,978	6,914,674		11/30/09	—	(264,779)
New Zealand Dollar	CITI	Sell	6,395,559	3,930,960		11/30/09	—	(155,247)
Mexican Peso	CITI	Sell	53,811,000	3,972,024		12/01/09	—	(22,054)
New Zealand Dollar	BZWS	Sell	18,741,737	11,582,393		12/02/09	—	(390,486)
New Zealand Dollar	DBAB	Sell	4,846,894	2,948,220		12/02/09	—	(148,146)
New Zealand Dollar	FBCO	Sell	1,599,481	989,231		12/02/09	—	(32,574)
Chinese Yuan	HSBC	Buy	18,870,000	2,048,829	EUR	12/04/09	—	(100,341)
Chinese Yuan	HSBC	Buy	14,977,000	2,048,837		12/04/09	151,719	—
Euro	UBSW	Sell	1,343,551	1,698,853		12/08/09	—	(185,083)
Chinese Yuan	JPHQ	Buy	11,237,841	1,594,020		12/14/09	57,779	—
Chinese Yuan	HSBC	Buy	22,539,443	3,188,040		12/14/09	124,930	—
Chinese Yuan	JPHQ	Buy	22,548,910	3,198,427		12/15/09	116,062	—
Chinese Yuan	HSBC	Buy	22,626,632	3,198,427		12/15/09	127,486	—
Chinese Yuan	HSBC	Buy	26,468,158	3,761,017		12/16/09	129,716	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,761,017		12/16/09	21,309	—
Chinese Yuan	HSBC	Buy	24,500,148	3,465,367		12/17/09	136,212	—
Malaysian Ringgit	JPHQ	Buy	12,406,016	3,465,368		12/17/09	46,520	—
Chinese Yuan	HSBC	Buy	73,686,535	10,396,103		12/18/09	436,409	—
Chinese Yuan	HSBC	Buy	20,029,614	2,857,292		12/21/09	87,561	—
Malaysian Ringgit	JPHQ	Buy	14,845,634	4,158,441		12/21/09	43,613	—
Malaysian Ringgit	HSBC	Buy	7,615,404	2,142,969		12/21/09	12,570	—
Chinese Yuan	HSBC	Buy	23,558,279	3,384,810		12/22/09	78,978	—
Malaysian Ringgit	HSBC	Buy	12,127,039	3,466,651		12/22/09	—	(34,184)
Mexican Peso	DBAB	Sell	160,558,056	11,841,263		12/22/09	—	(40,020)
Mexican Peso	DBAB	Buy	160,558,056	11,340,848		12/22/09	540,436	—
Malaysian Ringgit	HSBC	Buy	9,639,266	2,772,294		12/23/09	—	(44,044)
Mexican Peso	DBAB	Sell	66,679,470	4,921,684		12/23/09	—	(11,881)
Mexican Peso	DBAB	Buy	66,679,470	4,725,354		12/23/09	208,212	—
Mexican Peso	DBAB	Sell	106,913,202	7,862,999		12/24/09	—	(46,293)
Mexican Peso	HSBC	Sell	26,553,000	1,939,421		12/24/09	—	(24,934)
Mexican Peso	DBAB	Buy	106,913,202	7,560,566		12/24/09	348,727	—
Malaysian Ringgit	HSBC	Buy	10,905,927	3,118,831		12/28/09	—	(32,432)
Mexican Peso	DBAB	Sell	27,554,000	2,019,496		12/28/09	—	(17,754)
Mexican Peso	DBAB	Sell	28,091,000	2,060,062		12/29/09	—	(16,609)
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,085,264		1/04/10	—	(213,275)
Swedish Krona	DBAB	Buy	136,332,733	12,649,755	EUR	1/05/10	—	(70,577)
Mexican Peso	DBAB	Sell	15,775,146	1,158,021		1/20/10	—	(4,693)
Mexican Peso	DBAB	Buy	15,775,146	1,063,374		1/20/10	99,341	—
Mexican Peso	HSBC	Sell	234,622,679	17,218,370		1/21/10	—	(72,251)
Mexican Peso	HSBC	Buy	234,622,679	15,950,603		1/21/10	1,340,018	—
Chilean Peso	DBAB	Buy	2,227,910,000	3,527,407		1/28/10	662,223	—
New Zealand Dollar	BZWS	Sell	12,970,535	6,582,546		1/28/10	—	(1,675,434)
Chilean Peso	DBAB	Buy	5,127,860,000	8,173,239		1/29/10	1,469,795	—
Chilean Peso	JPHQ	Buy	675,370,000	1,075,430		1/29/10	194,616	—
Singapore Dollar	HSBC	Sell	53,093,000	35,406,213		1/29/10	—	(1,217,100)
Singapore Dollar	BZWS	Sell	13,275,000	8,821,800		1/29/10	—	(335,236)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	UBSW	Sell	13,281,000	8,826,989	1/29/10	$—	$(334,185)
Chilean Peso	DBAB	Buy	1,075,430,000	1,720,688	2/02/10	301,669	—
New Zealand Dollar	DBAB	Sell	9,712,629	4,910,123	2/02/10	—	(1,271,840)
Singapore Dollar	HSBC	Sell	13,298,000	8,849,581	2/02/10	—	(323,277)
Singapore Dollar	BZWS	Sell	5,320,000	3,539,587	2/02/10	—	(130,108)
Chilean Peso	DBAB	Buy	2,018,040,000	3,226,283	2/03/10	568,658	—
Chinese Yuan	DBAB	Buy	102,053,000	14,468,949	2/03/10	557,038	—
New Zealand Dollar	DBAB	Sell	12,744,985	6,363,571	2/03/10	—	(1,747,975)
Singapore Dollar	HSBC	Sell	16,660,000	11,062,490	2/03/10	—	(429,437)
Indian Rupee	JPHQ	Buy	21,500,000	423,228	2/04/10	20,007	—
Singapore Dollar	HSBC	Sell	16,752,000	11,062,099	2/04/10	—	(493,276)
Singapore Dollar	HSBC	Sell	13,362,000	8,849,886	2/05/10	—	(367,088)
Mexican Peso	DBAB	Sell	81,332,000	5,956,199	2/08/10	—	(22,969)
Mexican Peso	DBAB	Buy	81,332,000	5,299,365	2/08/10	679,803	—
Singapore Dollar	JPHQ	Sell	10,525,000	6,991,033	2/08/10	—	(268,981)
Singapore Dollar	JPHQ	Sell	13,338,000	8,857,750	2/09/10	—	(342,626)
Singapore Dollar	BZWS	Sell	5,284,900	3,543,037	2/11/10	—	(102,409)
Chilean Peso	DBAB	Buy	1,058,220,000	1,720,683	2/12/10	269,290	—
Malaysian Ringgit	DBAB	Buy	97,443,480	26,843,934	2/12/10	716,816	—
New Zealand Dollar	HSBC	Sell	2,945,715	1,530,005	2/12/10	—	(343,815)
South Korean Won	HSBC	Buy	16,244,000,000	11,944,118	2/12/10	878,968	—
Chilean Peso	DBAB	Buy	2,604,680,000	4,301,701	2/16/10	596,355	—
Chilean Peso	DBAB	Buy	2,600,220,000	4,326,489	2/17/10	563,175	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,343,480	2/17/10	42,058	—
New Zealand Dollar	HSBC	Sell	3,931,416	1,966,495	2/22/10	—	(532,892)
Chilean Peso	CITI	Buy	4,456,290,000	7,355,035	2/26/10	1,024,854	—
Chilean Peso	DBAB	Buy	1,311,360,000	2,163,246	2/26/10	302,718	—
New Zealand Dollar	DBAB	Sell	2,852,731	1,430,644	2/26/10	—	(382,549)
Chilean Peso	DBAB	Buy	1,304,870,000	2,163,246	3/03/10	290,501	—
Chilean Peso	DBAB	Buy	2,119,640,000	3,461,202	3/04/10	524,678	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,163,241	3/05/10	334,428	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,036,230	3/08/10	319,495	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,163,251	3/09/10	339,504	—
New Zealand Dollar	DBAB	Sell	11,084,376	5,470,140	3/12/10	—	(1,569,355)
New Zealand Dollar	DBAB	Sell	11,089,511	5,596,876	3/16/10	—	(1,444,244)
Singapore Dollar	JPHQ	Sell	8,859,000	5,757,083	3/17/10	—	(353,485)
Singapore Dollar	DBAB	Sell	8,849,000	5,756,683	3/17/10	—	(346,988)
Australian Dollar	BZWS	Sell	4,356,970	2,963,393	3/24/10	—	(474,985)
Indian Rupee	DBAB	Buy	159,915,000	3,090,503	4/09/10	194,158	—
Indian Rupee	DBAB	Buy	342,913,000	6,622,499	4/12/10	419,768	—
Indian Rupee	JPHQ	Buy	230,330,000	4,414,989	4/13/10	314,941	—
Indian Rupee	JPHQ	Buy	226,092,000	4,414,997	4/15/10	227,385	—
Indian Rupee	DBAB	Buy	79,271,000	1,545,244	4/19/10	82,076	—
Indian Rupee	JPHQ	Buy	112,941,000	2,213,661	4/19/10	104,855	—
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,123,999	4/19/10	26,184	—
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,246,999	4/20/10	48,459	—
Chilean Peso	CITI	Buy	1,945,145,000	3,315,400	4/23/10	342,263	—
Chilean Peso	CITI	Buy	1,899,362,000	3,240,347	4/26/10	331,225	—
Indian Rupee	DBAB	Buy	160,601,000	3,099,125	4/26/10	196,494	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,566,757	4/27/10	257,496	—
Chilean Peso	CITI	Buy	1,507,329,000	2,566,759	4/27/10	267,632	—
Indian Rupee	JPHQ	Buy	22,911,000	442,725	4/27/10	27,395	—
Chilean Peso	UBSW	Buy	303,134,000	513,351	4/28/10	56,664	—

TGB-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	CITI	Buy	2,420,966,000	4,106,813		4/28/10	$445,587	$—
Indian Rupee	DBAB	Buy	71,377,981	1,394,101		4/28/10	70,450	—
Indian Rupee	JPHQ	Buy	113,671,000	2,213,651		4/28/10	118,678	—
New Zealand Dollar	DBAB	Sell	2,329,569	1,274,973		4/28/10	—	(200,361)
Peruvian Nuevo Sol	DBAB	Buy	32,777,510	10,568,277		4/29/10	208,446	—
Indian Rupee	JPHQ	Buy	113,782,000	2,213,658		4/30/10	120,689	—
Swedish Krona	BZWS	Buy	122,773,200	11,484,864	EUR	4/30/10	—	(188,690)
Peruvian Nuevo Sol	DBAB	Buy	1,998,991	665,222		5/07/10	—	(8,077)
Peruvian Nuevo Sol	DBAB	Buy	5,300,000	1,771,983		5/10/10	—	(29,763)
Chilean Peso	DBAB	Buy	420,740,000	733,840		5/18/10	57,322	—
Peruvian Nuevo Sol	DBAB	Buy	19,235,857	6,268,181		5/18/10	54,156	—
Chilean Peso	CITI	Buy	41,560,000	74,480		5/26/10	3,669	—
Chilean Peso	DBAB	Buy	145,512,000	260,681		5/26/10	12,941	—
Chilean Peso	CITI	Buy	187,520,000	331,776		5/28/10	20,837	—
Chilean Peso	DBAB	Buy	187,450,000	331,770		5/28/10	20,712	—
Chilean Peso	CITI	Buy	74,780,000	132,706		6/01/10	7,910	—
Indian Rupee	DBAB	Buy	217,594,000	4,433,546		6/01/10	22,639	—
Indian Rupee	HSBC	Buy	6,451,000	133,010		6/02/10	—	(905)
Indian Rupee	HSBC	Buy	31,921,000	665,021		6/03/10	—	(11,372)
Indian Rupee	HSBC	Buy	213,076,000	4,433,541		6/04/10	—	(70,612)
Poland Zloty	DBAB	Buy	15,778,000	3,468,378	EUR	6/04/10	17,116	—
Indian Rupee	DBAB	Buy	106,538,000	2,216,771		6/07/10	—	(35,671)
Poland Zloty	DBAB	Buy	14,926,000	3,251,639	EUR	6/07/10	56,908	—
Indian Rupee	DBAB	Buy	53,739,000	1,114,917		6/08/10	—	(14,806)
Indian Rupee	HSBC	Buy	42,784,000	886,715		6/08/10	—	(10,868)
Poland Zloty	CITI	Buy	5,990,000	1,300,545	EUR	6/08/10	28,903	—
Mexican Peso	DBAB	Sell	266,049,641	19,073,710		6/09/10	—	(172,222)
Indian Rupee	DBAB	Buy	43,392,000	891,922		6/10/10	—	(3,727)
Indian Rupee	BZWS	Buy	64,888,000	1,337,897		6/11/10	—	(9,773)
Indian Rupee	HSBC	Buy	43,481,000	891,918		6/11/10	—	(1,951)
Indian Rupee	DBAB	Buy	108,614,000	2,229,809		6/16/10	—	(7,323)
Indian Rupee	DBAB	Buy	98,937,000	2,006,836		6/21/10	17,073	—
Indian Rupee	JPHQ	Buy	79,054,000	1,603,529		6/22/10	13,552	—
Indian Rupee	DBAB	Buy	119,627,000	2,405,288		6/24/10	41,458	—
Indian Rupee	HSBC	Buy	80,337,000	1,603,533		6/25/10	39,519	—
Peruvian Nuevo Sol	DBAB	Buy	6,318,000	2,063,020		6/28/10	12,054	—
Swedish Krona	UBSW	Buy	60,129,000	5,405,923	EUR	6/28/10	215,158	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,162,886		6/29/10	11,096	—
Swedish Krona	UBSW	Buy	43,662,000	3,940,258	EUR	6/29/10	135,468	—

Unrealized appreciation (depreciation)							39,840,506	(49,181,429)

Net unrealized appreciation (depreciation)							$(9,340,923)

*In U.S. dollars unless otherwise indicated.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2009 (unaudited) (continued)

Templeton Global Bond Securities Fund

At June 30, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
MLCO	Pay	7.053%	Tasa Nominal Annual Rate	7,200,000,000	CLP	6/13/18	$1,836,780	$—
JPHQ	Pay	7.06%	Tasa Nominal Annual Rate	2,425,500,000	CLP	6/13/18	621,109	—
MLCO	Pay	7.094%	Tasa Nominal Annual Rate	7,950,000,000	CLP	6/16/18	2,058,450	—
JPHQ	Pay	7.15%	Tasa Nominal Annual Rate	2,475,000,000	CLP	6/18/18	661,660	—
JPHQ	Pay	7.85%	Tasa Nominal Annual Rate	702,800,000	CLP	7/11/18	279,752	—
JPHQ	Pay	7.855%	Tasa Nominal Annual Rate	705,600,000	CLP	7/17/18	280,065	—
MLCO	Pay	7.40%	Tasa Nominal Annual Rate	765,000,000	CLP	7/30/18	252,490	—
MLCO	Pay	7.40%	Tasa Nominal Annual Rate	765,000,000	CLP	8/06/18	253,074	—
JPHQ	Pay	7.50%	Tasa Nominal Annual Rate	1,590,300,000	CLP	8/07/18	550,267	—
MLCO	Pay	7.51%	Tasa Nominal Annual Rate	765,000,000	CLP	8/07/18	265,818	—
JPHQ	Pay	7.50%	Tasa Nominal Annual Rate	1,587,200,000	CLP	8/13/18	546,935	—
JPHQ	Pay	7.67%	Tasa Nominal Annual Rate	570,900,000	CLP	8/29/18	208,240	—

Unrealized appreciation (depreciation)							7,814,640	—

Net unrealized appreciation (depreciation)							$7,814,640

See Abbreviations on page TGB-39.

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,272,186,797
Cost - Repurchase agreements	95,120,060

Total cost of investments	$1,367,306,857

Value - Unaffiliated issuers	$1,227,704,317
Value - Repurchase agreements	95,120,060

Total value of investments	1,322,824,377
Cash	8,280,000
Foreign currency, at value (cost $3,367,444)	3,132,302
Receivables:
Capital shares sold	3,340,785
Interest	21,203,626
Unrealized appreciation on forward exchange contracts	39,840,506
Unrealized appreciation on swap contracts	7,814,640
Other assets	1,664

Total assets	1,406,437,900

Liabilities:
Payables:
Capital shares redeemed	584,456
Affiliates	989,304
Payable due to brokers	7,490,000
Unrealized depreciation on forward exchange contracts	49,181,429
Accrued expenses and other liabilities	593,345

Total liabilities	58,838,534

Net assets, at value	$1,347,599,366

Net assets consist of:
Paid-in capital	$1,379,738,680
Distributions in excess of net investment income	(48,302,855)
Net unrealized appreciation (depreciation)	(45,215,544)
Accumulated net realized gain (loss)	61,379,085

Net assets, at value	$1,347,599,366

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2009 (unaudited)

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$167,914,561

Shares outstanding	10,481,398

Net asset value and maximum offering price per share	$16.02

Class 2:
Net assets, at value	$979,276,795

Shares outstanding	62,417,041

Net asset value and maximum offering price per share	$15.69

Class 3:
Net assets, at value	$127,608,245

Shares outstanding	8,136,397

Net asset value and maximum offering price per share[a]	$15.68

Class 4:
Net assets, at value	$72,799,765

Shares outstanding	4,565,086

Net asset value and maximum offering price per share	$15.95

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2009 (unaudited)

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $948,718)	$39,116,756

Expenses:
Management fees (Note 3a)	2,894,773
Distribution fees: (Note 3c)
Class 2	1,066,950
Class 3	157,726
Class 4	98,238
Unaffiliated transfer agent fees	1,795
Custodian fees (Note 4)	370,903
Reports to shareholders	129,554
Professional fees	25,136
Trustees’ fees and expenses	2,775
Other	25,346

Total expenses	4,773,196
Expense reductions (Note 4)	(1,149)

Net expenses	4,772,047

Net investment income	34,344,709

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(16,130,031)
Foreign currency transactions	108,245,242
Swap contracts	475,374

Net realized gain (loss)	92,590,585

Net change in unrealized appreciation (depreciation) on:
Investments	74,770,582
Translation of other assets and liabilities denominated in foreign currencies	(111,662,627)

Net change in unrealized appreciation (depreciation)	(36,892,045)

Net realized and unrealized gain (loss)	55,698,540

Net increase (decrease) in net assets resulting from operations	$90,043,249

The accompanying notes are an integral part of these financial statements.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (decrease) in net assets:
Operations:
Net investment income	$34,344,709	$47,173,150
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	92,590,585	36,014,213
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(36,892,045)	(32,739,812)

Net increase (decrease) in net assets resulting from operations	90,043,249	50,447,551

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(23,763,176)	(8,184,833)
Class 2	(139,472,843)	(26,397,120)
Class 3	(18,449,432)	(4,932,732)
Class 4	(10,152,433)	(162,330)

Total distributions to shareholders	(191,837,884)	(39,677,015)

Capital share transactions: (Note 2)
Class 1	(42,747,410)	81,904,183
Class 2	261,757,414	305,411,151
Class 3	9,152,753	36,362,798
Class 4	35,521,512	41,657,210

Total capital share transactions	263,684,269	465,335,342

Redemption fees	17,035	75,291

Net increase (decrease) in net assets	161,906,669	476,181,169
Net assets:
Beginning of period	1,185,692,697	709,511,528

End of period	$1,347,599,366	$1,185,692,697

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(48,302,855)	$109,190,320

The accompanying notes are an integral part of these financial statements.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Templeton Global Income Securities Fund was renamed the Templeton Global Bond Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 30, 2009. The joint repurchase agreement is valued at cost.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund’s investment objectives.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

See Note 9 regarding other derivative information.

e. Foreign Currency Contracts

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,466,636	$25,416,322	8,101,454	$141,208,761
Shares issued in reinvestment of distributions	1,490,789	23,763,176	492,765	8,184,833
Shares redeemed	(5,142,070)	(91,926,908)	(4,030,383)	(67,489,411)

Net increase (decrease)	(2,184,645)	$(42,747,410)	4,563,836	$81,904,183

Class 2 Shares:
Shares sold	10,488,419	$181,076,355	26,653,241	$454,110,268
Shares issued in reinvestment of distributions	8,934,839	139,472,843	1,616,480	26,397,120
Shares redeemed	(3,433,698)	(58,791,784)	(10,588,115)	(175,096,237)

Net increase (decrease)	15,989,560	$261,757,414	17,681,606	$305,411,151

Class 3 Shares:
Shares sold	916,700	$15,730,323	4,221,478	$72,520,138
Shares issued in reinvestment of distributions	1,182,656	18,449,432	302,251	4,932,732
Shares redeemed	(1,464,503)	(25,027,002)	(2,479,464)	(41,090,072)

Net increase (decrease)	634,853	$9,152,753	2,044,265	$36,362,798

Class 4 Shares:
Shares sold	1,534,196	$26,902,336	2,552,445	$42,834,654
Shares issued on reinvestment of distributions	639,725	10,152,433	9,768	162,150
Shares redeemed	(88,590)	(1,533,257)	(82,458)	(1,339,594)

Net increase (decrease)	2,085,331	$35,521,512	2,479,755	$41,657,210

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$1,649,033
2010	177,731

$1,826,764

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $1,732,457 and $28,031,402, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,370,446,890

Unrealized appreciation	$63,076,531
Unrealized depreciation	(110,699,044)

Net unrealized appreciation (depreciation)	$(47,622,513)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $339,413,370 and $147,737,750, respectively.

7. CREDIT RISK

At June 30, 2009, the Fund had 15.8% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At June 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments Under FASB Statement No. 133	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$7,814,640	Unrealized depreciation on swap contracts	$—
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	39,840,506	Unrealized depreciation on forward exchange contracts	49,181,429

For the period ended June 30, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments Under FASB Statement No. 133	Statement of Operations Locations	Realized Gain (Loss) for the Period Ended June 30, 2009	Unrealized Appreciation (Depreciation) for the Period Ended June 30, 2009	Average Notional Amount Outstanding During the Period[a]
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$475,374	$3,841,362	$46,871,865
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	110,623,843	(114,562,651)	—

aNotional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $8,439 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own

TGB-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$53,906,701	$1,052,199,470	$—	$1,106,106,171
Municipal Bonds	—	63,127,531	—	63,127,531
Short Term Investments:
Foreign Government and Agency Securities	—	58,470,615	—	58,470,615
Repurchase Agreements	—	95,120,060	—	95,120,060

Total Investments in Securities	$53,906,701	$1,268,917,676	$—	$1,322,824,377

Swaps	—	7,814,640	—	7,814,640
Forward Exchange Contracts	—	39,840,506	—	39,840,506

Liabilities:
Forward Exchange Contracts	—	49,181,429	—	49,181,429

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 7, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency

AUD - Australian Dollar

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

VND - Vietnamese Dong

Selected Portfolio

AMBAC - American Municipal Bond Assurance Corp.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Co.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

ISD - Independent School District

MBIA - Municipal Bond Investors Assurance Corp. (effective February 18, 2009, MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)

MTA - Metropolitan Transit Authority

USD - Unified/Union School District

Counterparty

BOFA - Bank of America N.A.

BZWS - Barclays Bank PLC

CITI - Citibank N.A.

DBAB - Deutsche Bank AG

FBCO - Credit Suisse International

HSBC - HSBC Bank USA

JPHQ - JPMorgan Chase Bank, N.A.

MLCO - Merrill Lynch Capital Services, Inc.

UBSW - UBS AG

TGB-39

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 12, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3 and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	0.0157	0.7345
Class 2	0.0157	0.7253
Class 3	0.0157	0.7220
Class 4	0.0157	0.7312

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-40

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody’s, Standard & Poor’s or Fitch, respectively.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/09, there were 162 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the six-month period ended 6/30/09, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the six-month period ended 6/30/09, there were 64 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest at least 65% of assets in U.S. government and agency issues. For the six-month period ended 6/30/09, there were 72 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions,

I-1

and tend to invest in lower grade debt issues. For the six-month period ended 6/30/09, there were 115 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch (ML) 2-Year Zero Coupon Bond Index includes zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year’s financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management’s independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments

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from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management’s efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the funds.

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds other than Franklin Global Communications Securities Fund and Franklin Money Market Fund, which were in the process of liquidating. The Lipper reports prepared for each individual Fund showed the investment performance of Class 1 shares, or Class 2 shares for those Funds without Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2009, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for only three full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the highest quintile of its performance universe, and on an annualized basis to be in the second-highest quintile of such universe for its three-year period of operation. The Board noted such favorable comparative performance.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the second-highest quintile of such universe for the one-year period, but on an annualized basis to be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. The Board noted that on May 1, 2007, the Fund had changed portfolio managers and also had adopted a global investment mandate. The Board noted the Fund’s favorable comparative performance for the one-year period but believed that the limited period of operations since such change in managers and mandate provided no meaningful measure of performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest quintile of such universe. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be above the median of its performance universe, and on an annualized basis for each of the previous three- and five-year periods to be in the second-lowest quintile and for the previous 10-year period to be in the middle quintile of such performance universe. While intending to monitor management’s efforts to improve total return, the Board did not believe the Fund’s overall performance warranted any change in portfolio management.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the

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one-year period to be in the middle quintile of such universe, and on an annualized basis to be in the middle quintile for the previous three- and five-year periods, and the highest quintile of such universe for the previous 10-year period. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the second-highest quintile of its performance universe for the one-year period as well as the previous three- and five-year periods on an annualized basis and in the second-lowest quintile of such universe for the previous 10-year period on an annualized basis. The Board noted the Fund’s overall comparative performance as shown in the Lipper report and did not believe that any change in portfolio management or investment approach was warranted.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the second-lowest quintile of its performance universe for the one-year period and on an annualized basis to be in the middle, second-highest and highest quintiles of such universe, respectively, for each of the previous three-, five- and 10-year periods. The Board discussed with management the reasons for the Fund’s total return performance for the recent one-year period, but believed its overall comparative performance was consistent with its objective of maximizing income while maintaining prospects for capital appreciation.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for the previous three- and 10-year periods, and the middle quintile of such universe for the previous five-year period. The Board noted such favorable comparative performance.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for only three full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the middle quintile of such universe for the one-year period and to also be in the middle quintile of such universe on an annualized basis for its three-year period of operation. The Board did not believe such comparative performance warranted any change in portfolio management, noting also the Fund’s limited period of operation.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the highest quintile of the performance universe for the one-year period and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the three-, five- and 10-year periods. The Board noted such favorable comparative performance.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consists of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, and the second-highest quintile of such universe for the previous five- and 10-year periods. The Board did not believe the Fund’s investment performance warranted any change in portfolio management or investment approach.

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Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest quintile of such universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, the second- lowest quintile of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous 10-year period. The Board did not believe the Fund’s investment performance warranted any change in portfolio management or investment approach.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-highest and middle quintiles, respectively, during the previous three- and five-year periods. The Fund has not been in existence for a full 10-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of such universe during the one-year period, and on an annualized basis to be in the second-highest quintile of such universe for the previous three- and five-year periods. The Board was satisfied with such comparative performance.

Franklin Templeton VIP Founding Funds Allocation Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only one full year and the Lipper report showed its total return to be in the lowest quintile of such performance universe for the one-year period. The Fund’s total return reflected the composite underperformance of the three underlying funds in which it invests and such performance was discussed with management. In view of the Fund’s short period of operation, the Board did not believe such performance to be sufficiently meaningful so as to warrant any change in portfolio management or investment approach.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe and on an annualized basis to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Franklin Zero Coupon Fund 2010 – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such universe and on an annualized basis to also be in the middle quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the highest quintile of the performance universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Mutual Discovery Securities Fund (Mutual Global Discovery Securities Fund after May 1, 2009) – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return to be in the highest quintile of such universe for the one-year period and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to be in the highest or second-highest quintile for each of the previous three-, five- and 10-year periods. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed

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Board Review of Investment Management Agreement (continued)

the Fund’s comparative total return for the one-year period to be in the second-highest quintile of the performance universe, and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the highest quintile of such performance universe and on an annualized basis to be in the second-lowest quintile during the previous three-year period and the lowest quintile of such universe for the previous five- and 10-year periods. With respect to its longer term performance, the Board noted the Fund’s conservative, value-oriented approach and the fact that during each of the six one-year periods prior to January 31, 2009, the Fund experienced double digit gains as shown in the Lipper report. The Board did not believe such performance warranted any change in portfolio management.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the highest quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe in each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

Templeton Global Asset Allocation Fund – The performance universe for this Fund consisted of the Fund and all global flexible portfolio funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest quintile of such performance universe and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, and in the second-highest quintile of such universe for each of the previous five- and 10-year periods. The Board noted such favorable comparative performance.

Templeton Global Income Securities Fund (Templeton Global Bond Securities Fund after May 1, 2009) – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period and the second-highest quintile of such universe during each of the previous five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such comparative performance.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the performance universe experienced losses for the one-year period. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile for the previous five-year period, and the second-highest quintile for the previous 10-year period. Management discussed the reasons for the Fund’s relative underperformance in recent years emphasizing its disciplined, value-oriented, long-term approach to investments and noting changes in the Fund’s portfolio managers that had taken place during the past two years. The Board was not satisfied with the Fund’s performance, but believed management was taking positive steps to improve such performance and that there should be no immediate change in portfolio management.

COMPARATIVE EXPENSES.    Consideration was given to information contained in the Lipper reports as to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper

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expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper’s methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Funds’ contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class 1 shares, or Class 2 shares for those Funds without Class 1 shares. The results of such comparisons showed that both the contractual investment management fee rates and actual total expenses of the following Funds were in the least expensive quintile of their respective Lipper expense group: Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Templeton Global Income Securities Fund and Franklin Zero Coupon Fund 2010. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds. The contractual investment management fee rate for Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund were below the median of their Lipper expense groups, with total expenses also below the median of their respective Lipper expense groups. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds. The contractual investment management fee rate for Franklin Rising Dividends Securities Fund was above the median of its Lipper expense group, but its actual total expenses were below the median of such expense group. The Board found such comparative expenses to be acceptable. The contractual investment management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, and in each case their actual total expense rates were below the median of such groups. The Board was satisfied with the comparative expenses of these Funds, noting that expenses were subsidized through fee waivers. The contractual investment management fee rate as well as actual expenses for Franklin Large Cap Growth Securities Fund was at the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable. The contractual investment management fee rate and actual total expense rate of Templeton Global Asset Allocation Fund were each above but within five and three basis points, respectively, of its Lipper expense group median and the Board found such comparative expenses acceptable, noting that its expenses were partially subsidized through fee waivers. The contractual investment fee rate and actual total expense rate of Templeton Growth Securities Fund were in each case above but within three basis points of the median of its Lipper expense group, and the Board found such expenses acceptable. The contractual investment management fee rate and actual total expense rate of Templeton Developing Markets Securities Fund were both in the most expensive quintiles of its Lipper expense group. The Board found such expenses acceptable, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in developing markets geographical areas. The contractual investment management fee rate of Mutual Discovery Securities Fund, as well as the actual total expense rate of such Fund, was in the most expensive quintile of its respective Lipper expense group. The contractual investment management fee rate of Mutual Shares Securities Fund was in the most expensive quintile of its expense group, while its total expenses were in the second most expensive quintile of such group. In discussing these comparative expenses, management stated its view that the expenses of both Funds were at an appropriate level in view of their consistently superior investment performance, the quality and experience of their portfolio managers and the research-driven, fundamental value strategy employed in their portfolio selections. The Board found the comparative expenses of these Funds to be acceptable noting the points raised by management. The contractual investment fee rate for Franklin Global Real Estate Securities Fund was in the most expensive quintile of its Lipper expense group, while its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses, noting that due to fee waivers this Fund’s actual management fee was in the least expensive quintile of its expense group. The contractual investment management fee rate for Templeton Foreign Securities Fund was at the median of its Lipper expense group, while its actual total expense rate was in the least expensive quintile of such group, and the Board was satisfied with these expenses. The contractual management fee rate for Franklin Small Mid-Cap Growth Securities Fund was at the median of its Lipper expense group, while its actual total expense rate was below the median of such group, and the Board was satisfied with these expenses. The contractual management fee rate for Franklin

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Templeton VIP Founding Funds Allocation Fund was in the lowest quintile of its Lipper expense group, while its actual total expense rate was below the median of such expense group. The Board was satisfied with such comparative expenses, noting also that such expenses were partially subsidized through fee waivers.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources’ 2009 fiscal year period. In reviewing the analysis, specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds’ Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Templeton VIP Founding Funds Allocation Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset size, and in the case of each of the other Funds, their management fees contain breakpoints that extend beyond their existing asset size. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the schedule of investment management fees provided a sharing of benefits for each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard,

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Proxy Voting Policies and Procedures (continued)

Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2009 08/09

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 27, 2009

By
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date August 27, 2009